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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds II

ANNUAL REPORT

October 31, 2009

Table of Contents

THE ALGER FUNDS II

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	10

Portfolio Summary (Unaudited)	14

Schedules of Investments	16

Statements of Assets and Liabilities	48

Statements of Operations	52

Statements of Changes in Net Assets	54

Statement of Cash Flows	56

Financial Highlights	58

Notes to Financial Statements	66

Additional Information (Unaudited)	82

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Dear Shareholders,	November 30, 2009

Year-in-Review

At Alger, we are optimistic that the unprecedented turmoil that began roughly a year ago in September 2008 has ended, although we believe there may be some “pause” in the dramatic rally that began in March 2009. We think it will be, in 2010, a pause that serves to “refresh”. Ultimately, we believe a new bull market has begun, and one that will play out over several years.

Since March 2009, equity performance worldwide has been remarkable amid stronger-than-expected corporate earnings and signs of economic stabilization across the globe. For the one year period ending 10/31/09, the S&P 500 Index delivered 9.79%. The Russell 1000, Russell Midcap and Russell 2000 Indexes each returned 6.46%, 18.75%, and 11.20%, respectively, with midcap stocks outperforming small and large cap stocks. Growth stocks significantly outperformed value as indicated by the Russell 1000 Growth and Value Indexes, which returned 17.52% and 4.78%, respectively. On the international front, European equity markets gained more than 23.04% (MSCI Europe) while emerging equity markets (MSCI EMF) rose an astounding 64.63%. In addition to positive performance by equity markets around the globe, credit markets showed some of the strongest performance on record with the U.S. High Yield market (Barclays Capital U.S. High Yield Index) returning 30.26% for the 1-year period ended 10/31/09. The investment grade credit market (Barclays Capital U.S. Credit Index) also showed a significant 1-Year return, gaining nearly 27.58%, over the same time period. Thus, in the broader context of financial markets, U.S. equities have trailed their credit and international counterparts as U.S. companies grapple with an uneven period of financial crisis and economic paralysis.

We believe the recession in the U.S. largely ended in third quarter of 2009, but a full economic recovery in the U.S. is far from complete. The various government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have succeeded in taking the worst case scenario of a total financial system collapse off the table. This success is evident, in our opinion, by the improving economic activity throughout the world, not to mention better functioning capital and funding markets. For the U.S., it is likely that the broadest measures of our economy will support our view at Alger that, near term, a stronger than expected recovery continues into early 2010. However, we expect at some point that the ability of the U.S. economy to leverage the momentum of recovery with “true” growth in 2010 and beyond will be a source of anxiety for U.S. markets. The consensus economic view appears to be that the U.S. will experience a long period of subdued expansion. We, too, believe weakness in the job market is likely to persist and will make whatever economic conditions the U.S. experiences “feel” recessionary for many Americans well into 2010.

U.S. unemployment is approximately 10%, its highest level in nearly 26 years, and discouraged and part-time workers (those who have either temporarily given up looking for work or have part-time jobs but want full-time work) likely place the true unemployment rate closer to 17%. While unemployment does have an adverse impact on consumer sentiment and spending, it has historically been a lagging indicator that typically improves after the overall economy improves. Therefore, we believe unemployment is likely to remain stagnant in 2010, even as other areas of the economy continue to show signs of improvement. This pattern is typical of post-recessionary periods of recovery, and we see no reason it won’t hold true today.

As we look back over the past year, it is very clear that Corporate America responded to this downturn more rapidly and with more decisiveness than past recessions. Quite likely, this rapid response to deteriorating business conditions, as well as financial markets, was assisted by the widespread adoption of “just in time” inventory management, sophisticated customer demand prediction and analysis software and methodologies, and the development of flexible, outsourced supply chain management by Corporate America over the last two decades. The result this past year was very aggressive expense cutting, headcount reductions, and capital expenditure deferrals (and cancellations) as we moved through the financial crisis and this recession. This was evident in second quarter earnings reports in July, and repeated recently in October, in the surprisingly strong margins, earnings and cash flows within Corporate America (represented by the S&P 500 and publicly traded companies’ profit performance as tracked by Alger’s analysts), even as revenues were often weaker than expected (especially in the second quarter) or remain significantly lower than prior year levels (especially in the third quarter).

Looking Ahead

Companies now face different decisions as they look to the future — many are already rehiring employees or restarting capital expenditures or deferred investments in their businesses. While some companies will wait for more clarity on economic conditions before increasing investments, others, particularly those participating in markets that have strong long term growth outlooks, will recognize in today’s markets an opportunity to gain market share or enter new markets when costs are lower, and perhaps competition is less than it was (e.g., due to the elimination of financially weaker players). Many of the best known, most successful businesses today were started in the midst of economic recessions for this very reason.

Moreover, it is in the midst of wrenching change within an economy or industry, that opportunity is created for new business models, new ways of doing things, new services and goods that attract a customer with a “changed” perception of need, want and value. We are, clearly, in the midst of such a period. Indeed, the news today is often only tangentially about “the facts” of an event, and much more a debate in our newspapers and on TV, in the halls of government and around the Thanksgiving dinner table, about what are the new values of our society – represented both by what we believe and what we do both as citizens and consumers and, yes, capitalists.

Change is inevitable. Companies – even those with long-standing track records – are not static. Truly successful companies are run by dynamic people who can adapt, change, and grow. This also holds true for the U.S. economy, which has thrived because of its ability to adapt to the positive dynamic changes that are occurring globally. When change happens, some investors panic, while others turn a blind eye, whereas others, like ourselves, accept and embrace change. At Alger, change equals opportunity. We believe that when change occurs – whether it is in a company, sector, industry or the economy - the best investment opportunities emerge and we seek to quickly capture them. This is exactly what we have done over the last year as the market created so many attractive opportunities at very reasonable valuations. The current environment continues to provide us with strong opportunities demonstrating the benefits of our rigorous, original and fundamental research approach in uncovering companies with the strongest fundamentals and the ability to leverage change strategically.

We think the key to success going forward will be dependent largely on identifying companies undergoing Positive Dynamic Change, which we believe offer the best long-term growth potential for our clients. We have been utilizing this approach since 1964 and it has been the driving force behind our investment philosophy.

At Alger, we are bullish on the future of U.S. equity investing. However, we think the stock markets will, and probably should, pause in their rally since March 2009 – and that such a period of consolidation is likely in 2010. Economic uncertainty is high, and that alone should give investors reason to doubt in 2010. We have already seen in 2009 that the vast majority of investment flows in the mutual fund industry has been into cash, short term bond funds, and international (especially emerging market equities), and out of U.S. equities generally. However, publicly traded U.S. equities are not a simple representation of the U.S. economy; in fact, they represent an elite subset of Corporate America. In general, they are the leaders in their industries – some by innovations long ago, and others by innovations so recent we have trouble remembering that they didn’t exist a decade or two ago. They represent some of the most astute global competitors, and derive a significant percentage of their revenues and profits from their success in international markets. Their fundamental operating results so far in 2009 have significantly outperformed investor expectations and led those of the broader U.S. economy. Moreover, we believe these companies are likely to continue to improve as global economic recovery takes hold in late 2010 and the years beyond. Thus, we believe 2010 will offer investors an excellent period to “buy the dips” and for stock investing based on identifying companies with superior growth long term and the financial and other strengths to capitalize on their market opportunities globally. As investors become comfortable with the strength of the U.S. and global economic recovery, we believe U.S. equities, particularly “growth” equities, will once again find strong favor, offering a combination of fundamental performance, growth opportunities and sector leadership, and attractive valuation within a global universe. Thus, while credit and international stocks have led the first phase of this recovery in financial markets, we think it is the natural course of the investment cycle to return to U.S. equities in the years ahead.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 31.40% for the fiscal twelve-month period ended October 31, 2009, compared with a return of 17.03% for the Russell 3000 Growth Index.

During the period, the largest portfolio weightings in the Alger Spectra Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Health Care sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Consumer Discretionary and Consumer Staples.

Among the most important relative contributors were Apple Inc., GSI Commerce Inc., Chesapeake Energy Corp., Expedia Inc., and Tyco International Ltd. Conversely, detracting from overall results on a relative basis were Satyam Computer Services Ltd. (ADS), Gildan Activewear Inc., Tupperware Brands Corp., P.F. Chang’s China Bistro Inc., and Schering-Plough Corp.

Alger Green Fund

The Alger Green Fund returned 15.93% for the fiscal twelve-month period ended October 31, 2009, compared to the Russell 3000 Growth Index, which returned 17.03%.

During the period, the largest portfolio weightings in the Alger Green Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Consumer Discretionary. The largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Consumer Staples and Health Care sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Industrials and Information Technology.

Among the most important relative contributors were Whole Foods Market Inc., Expedia Inc., EnergySolutions Inc., Diedrich Coffee Inc., and General Cable Corp. Conversely, detracting from overall results on a relative basis were Gildan Activewear Inc., Satyam Computer Services Ltd. (ADS), Deckers Outdoor Corp., General Electric Co., and JA Solar Holdings Co. Ltd. (ADS).

Alger International Opportunities Fund

The Alger International Opportunities Fund returned 22.45% for the fiscal twelve-month period ended October 31, 2009. During the same period, the Fund’s benchmarks, the MSCI EAFE Index and the MSCI All Country World Index ex U.S. Index returned 10.18% and 10.27%, respectively.

During the period, the largest portfolio weightings in the Alger International Opportunities Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Financials. Relative outperformance in the Information Technology and Energy sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Financials and Consumer Staples.

Among the most important relative contributors were Vale S.A. (ADS), Petrobras Petroleo Brasileiro, Mellanox Technologies Ltd., Netease.com Inc. (ADS), and Vedanta Resources PLC. Conversely, detracting from overall results on a relative basis were Satyam Computer Services Ltd. (ADS), Ubisoft Entertainment S.A., BHP Billiton Ltd., Nintendo Co. Ltd., and Smith & Nephew PLC.

Alger Analyst Fund

The Alger Analyst Fund returned 22.07% for the fiscal twelve-month period ended October 31, 2009. The Fund’s benchmark, the Russell 3000 Growth Index, returned 17.03% during the same period.

During the period, the largest portfolio weightings in the Alger Analyst Composite portfolio were in the Health Care and Information Technology sectors. The largest sector overweight for the period was in Health Care. The largest sector underweight for the period was in Information Technology. Relative outperformance in the Health Care and Energy sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Financials and Consumer Discretionary.

Among the most important relative contributors were Optimer Pharmaceuticals Inc., Ardea Biosciences Inc., Marvell Technology Group Ltd., Expedia Inc., and Whole Foods Market Inc. Conversely, detracting from overall results on a relative basis were United Therapeutics Corp., Gildan Activewear Inc., CME Group Inc. (Cl A), Apple Inc., and THQ Inc.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung
Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal twelve-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results. Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2009. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the twelve-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. The Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Funds call us at (800)992-3863 or visit us at www.alger.com.

Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  Standard & Poor’s 500 Index is an index of the 500 largest and most profitable companies in the United States.

•                  Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

•                  Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•                  Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•                  Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

•                  Morgan Stanley Capital International Europe Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe.

•                  MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  Barclays Capital U.S. Corporate High Yield Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba 1/BB+/BB+ or below. The index excludes Emerging Markets debt. The index was created in 1986, with index history backfilled to January 1, 1983. The U.S. Corporate High-Yield Index is part of the U.S. Universal and Global High-Yield Indices.

•                  Barclays Capital U.S. Credit Index is comprised of the U.S. Corporate Index and the non-native currency subcomponent of the U.S. Government-

Related Index. The U.S. Credit Index was called the U.S. Corporate Investment Grade Index until July 2000, when it was renamed to reflect the index’s composition of both corporate and non-corporate issuers. The U.S. Credit Index includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in USD. Index history is available since 1973. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and the U.S. Aggregate Index.

•                  The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

•                  The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 48 country indices.

FUND PERFORMANCE AS OF 9/30/09 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS(1)

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Spectra Class A
(Inception 7/28/69)	9.58%	9.98%	0.56%	n/a
Alger Spectra Class C
(Inception 9/24/08)	13.92%	10.40%	0.37%	n/a
Alger Spectra Class I
(Inception 9/24/08)	15.99%	11.26%	1.14%	n/a
Alger Green Class A(2)
(Inception 12/4/00)	(6.64)%	(5.31)%	n/a	(4.22)%
Alger Green Class C(2)
(Inception 9/24/08)	(3.36)%	5.63%	n/a	(4.37)%
Alger Green Class I(2)
(Inception 9/24/08)	(1.65)%	6.41%	n/a	(3.66)%
Alger Analyst Class A
(Inception 3/30/07)	(3.53)%	n/a	n/a	(6.98)%
Alger Analyst Class C
(Inception 9/24/08)	0.09%	n/a	n/a	(5.71)%
Alger Analyst Class I
(Inception 9/24/08)	1.82%	n/a	n/a	(5.00)%
Alger International Opportunities Class A
(Inception 2/28/07)	(8.93)%	n/a	n/a	(9.81)%
Alger International Opportunities Class C
(Inception 9/24/08)	(5.65)%	n/a	n/a	(8.73)%
Alger International Opportunities Class I
(Inception 9/24/08)	(3.70)%	n/a	n/a	(7.93)%

(1)          The Fund’s Class N shares were redesigned as Class A shares on September 24, 2008. Class A share performance data prior to September 24, 2008, represents the performance of the Fund’s Class N shares, adjusted to reflect the maximum front-end sales load. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operating expenses of Class C shares. Class I performance data prior to September 24, 2008, Class inception, represents the Fund’s Class N Shares.

(2)          Performance figures prior to 1/12/2007 are those of Alger Green Institutional Fund and performance prior to 10/19/2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I shares, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had different portfolio managers. As of 1/12/2007 the Alger Green Institutional Fund became the Alger Green Fund.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2009 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2009. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/09(1)

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 7/28/69)	24.50%	8.55%	(0.58)%	n/a
Russell 3000 Growth Index	17.03%	1.26%	(3.15)%	n/a

Class C (Inception 9/24/08)	29.55%	8.95%	(0.77)%	n/a
Russell 3000 Growth Index	17.03%	1.26%	(3.15)%	n/a

Class I (Inception 9/24/08)	31.82%	9.80%	(0.01)%	n/a
Russell 3000 Growth Index	17.03%	1.26%	(3.15)%	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)          Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, represents the performance of the Fund’s Class N Shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund’s Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C Shares. Data prior to Class I performance September 24, 2008, Class inception, represents the Fund’s Class N Shares.

ALGER GREEN FUND

Fund Highlights Through October 31, 2009 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) on December 4, 2000 through October 31, 2009. The figures for the Alger Green Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/09(1)

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 12/4/00)(2)	9.84%	4.28%	n/a	(4.47)%
Russell 3000 Growth Index	17.03%	1.26%	n/a	(2.51)%

Class C (Inception 9/24/08)(2)	14.30%	4.64%	n/a	(4.60)%
Russell 3000 Growth Index	17.03%	1.26%	n/a	(2.51)%

Class I (Inception 9/24/08)(2)	15.93%	5.41%	n/a	(3.89)%
Russell 3000 Growth Index	17.03%	1.26%	n/a	(2.51)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)          Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, represents the performance of the Fund’s Class N Shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund’s Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C Shares. Data prior to Class I performance September 24, 2008, Class inception, represents the Fund’s Class N Shares.

(2)          Performance figures prior to 1/12/2007 are those of Alger Green Institutional Fund and performance prior to 10/19/2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I shares, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had different portfolio managers. As of 1/12/2007 the Alger Green Institutional Fund became the Alger Green Fund.

ALGER ANALYST FUND

Fund Highlights Through October 31, 2009 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) on March 30, 2007, the inception date of the Alger Analyst Fund Class A, through October 31, 2009. The figures for the Alger Analyst Fund and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/09(1)

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 3/30/07)	15.66%	n/a	n/a	(8.45)%
Russell 3000 Growth Index	17.03%	n/a	n/a	(6.26)%

Class C (Inception 9/24/08)	20.19%	n/a	n/a	(7.26)%
Russell 3000 Growth Index	17.03%	n/a	n/a	(6.26)%

Class I (Inception 9/24/08)	22.10%	n/a	n/a	(6.57)%
Russell 3000 Growth Index	17.03%	n/a	n/a	(6.26)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)          Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, represents the performance of the Fund’s Class N Shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund’s Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C Shares. Data prior to Class I performance September 24, 2008, Class inception, represents the Fund’s Class N Shares.

ALGER INTERNATIONAL OPPORTUNITIES FUND

Fund Highlights Through October 31, 2009 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger International Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI EAFE Index and the MSCI All Country World Index ex U.S. Index (both unmanaged indexes of common stocks) on February 28, 2007, the inception date of the Alger International Opportunities Fund Class A, through October 31, 2009. The figures for the Alger International Opportunities Fund, MSCI EAFE, and the MSCI All Country World Index ex U.S. Index include reinvestment of dividends. Performance for the Alger International Opportunities Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/09(1)

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class A (Inception 2/28/07)	16.02%	n/a	n/a	(10.25)%
MSCI EAFE Index	10.18%	n/a	n/a	(14.18)%
MSCI All Country World Index ex U.S. Index	10.27%	n/a	n/a	(13.51)%

Class C (Inception 9/24/08)	20.61%	n/a	n/a	(9.17)%
MSCI EAFE Index	10.18%	n/a	n/a	(14.18)%
MSCI All Country World Index ex U.S. Index	10.27%	n/a	n/a	(13.51)%

Class I (Inception 9/24/08)	22.92%	n/a	n/a	(8.40)%
MSCI EAFE Index	10.18%	n/a	n/a	(14.18)%
MSCI All Country World Index ex U.S. Index	10.27%	n/a	n/a	(13.51)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)          Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, represents the performance of the Fund’s Class N Shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund’s Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C Shares. Data prior to Class I performance September 24, 2008, Class inception, represents the Fund’s Class N Shares.

PORTFOLIO SUMMARY†

October 31, 2009 (Unaudited)

	Alger Spectra	Alger Green	Alger Analyst
SECTORS	Fund‡	Fund	Fund
Consumer Discretionary	10.7%	17.5%	15.4%
Consumer Staples	6.9	7.0	5.7
Energy	10.3	2.4	3.7
Financials	8.8	5.4	4.9
Health Care	16.2	9.2	24.5
Industrials	5.1	19.6	5.6
Information Technology	33.5	26.1	24.5
Materials	4.8	3.4	2.4
Telecommunication Services	(0.3)	0.0	1.4
Utilities	0.0	1.6	0.0
Short-Term Investments and Net Other Assets	4.0	7.8	11.9
	100.0%	100.0%	100.0%

Alger
International
Opportunities
COUNTRY	Fund
Australia	4.3%
Belgium	0.1
Bermuda	2.2
Brazil	7.1
Canada	1.4
China	6.2
Denmark	1.6
France	4.5
Germany	5.5
Greece	0.2
Hong Kong	3.9
India	3.4
Ireland	0.6
Israel	7.3
Italy	0.4
Japan	13.8
Netherlands	2.7
Norway	0.6
Portugal	0.1
South Africa	0.7
Spain	1.2
Sweden	2.6
Switzerland	8.6
Taiwan	1.7
United Kingdom	12.2
United States	1.2
Cash and Net Other Assets	5.9
100.0%

† Based on net assets for each Fund.

‡ Includes short sales as a reduction of sector exposure.

(This page has been intentionally left blank)

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—103.6%
ADVERTISING—0.2%
Focus Media Holding Ltd.#*	53,300	$641,732

AEROSPACE & DEFENSE—2.3%
BE Aerospace Inc. *	142,741	2,530,798
General Dynamics Corp.	60,768	3,810,154
Lockheed Martin Corp.	25,586	1,760,061
		8,101,013
APPLICATION SOFTWARE—1.2%
Adobe Systems Inc. *	106,197	3,498,129
Nice Systems Ltd. #*	22,015	681,805
		4,179,934
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group Inc. *	8,060	511,729
Invesco Ltd.	39,400	833,310
		1,345,039
AUTO PARTS & EQUIPMENT—1.4%
ArvinMeritor Inc.	16,300	127,303
Dana Holding Corp. *	898,100	5,083,246
		5,210,549
BIOTECHNOLOGY—3.7%
Amgen Inc. *	78,375	4,211,089
Celgene Corp. *	84,149	4,295,806
Gilead Sciences Inc. *	54,500	2,318,975
Human Genome Sciences Inc. *	125,330	2,342,418
		13,168,288
BROADCASTING & CABLE TV—0.7%
CBS Corp., Cl. B	198,400	2,335,168

CASINOS & GAMING—0.9%
Las Vegas Sands Corp.*	198,600	2,996,874

COAL & CONSUMABLE FUELS—1.8%
Patriot Coal Corp.*	542,391	6,129,018

COMMUNICATIONS EQUIPMENT—4.4%
Alcatel-Lucent #*	311,882	1,150,845
Brocade Communications Systems Inc. *,+	754,744	6,475,703
Cisco Systems Inc. *,+	153,092	3,498,152
Qualcomm Inc.	101,837	4,217,070
		15,341,770
COMPUTER HARDWARE—5.7%
Apple Inc. *,+	67,572	12,737,322
Hewlett-Packard Co. +	89,884	4,265,895
International Business Machines Corp. +	22,613	2,727,354
		19,730,571
COMPUTER STORAGE & PERIPHERALS—2.7%
EMC Corp. *	187,699	3,091,403
Seagate Technology	454,253	6,336,829
		9,428,232

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Mastercard Inc.+	26,365	$5,774,462

DIVERSIFIED BANKS—0.3%
Banco Santander Brasil SA#*	84,900	1,006,914

DIVERSIFIED CHEMICALS—1.0%
Ashland Inc.	55,100	1,903,154
FMC Corporation	28,218	1,441,940
		3,345,094
DIVERSIFIED METALS & MINING—0.1%
Grande Cache Coal Corp.*	118,400	409,981

EDUCATION SERVICES—0.5%
ITT Educational Services Inc.*	17,764	1,604,977

ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
Cooper Industries PLC, CL. A	23,000	889,870

FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
Monsanto Co.	8,728	586,347
Mosaic Co., /The	47,293	2,210,002
		2,796,349
GENERAL MERCHANDISE STORES—0.8%
Target Corp.	57,773	2,797,946

GOLD—0.2%
Yamana Gold Inc.	81,600	869,040

HEALTH CARE EQUIPMENT—5.7%
Baxter International Inc.	82,069	4,436,650
Covidien PLC +	181,412	7,641,074
Given Imaging Ltd	138,313	1,969,577
Insulet Corp. *	234,201	2,599,631
Select Medical Holdings Corp. *	273,500	2,652,950
Thoratec Corp. *	12,200	320,372
		19,620,254
HEALTH CARE SERVICES—0.4%
Express Scripts Inc.*	17,489	1,397,721

HEALTH CARE SUPPLIES—0.9%
Inverness Medical Innovations Inc.*,+	85,279	3,241,455

HOME IMPROVEMENT RETAIL—0.7%
Lowe’s Companies, Inc.	123,072	2,408,519

HOUSEHOLD PRODUCTS—0.9%
Energizer Holdings Inc.*	53,210	3,238,893

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.1%
Watson Wyatt Worldwide Inc., Cl. A	11,800	514,244

HYPERMARKETS & SUPER CENTERS—3.7%
Costco Wholesale Corp.	35,500	2,018,175
Wal-Mart Stores Inc. +	223,983	11,127,475
		13,145,650

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL CONGLOMERATES—1.2%
McDermott International Inc. *	129,155	$2,871,115
Tyco International Ltd.	35,621	1,195,085
		4,066,200
INDUSTRIAL MACHINERY—0.2%
SPX Corp.	10,200	538,356

INTEGRATED OIL & GAS—3.1%
Chevron Corp.+	142,961	10,942,235

INTERNET RETAIL—2.3%
Amazon.com Inc. *	16,900	2,007,889
Expedia Inc. *,+	155,790	3,531,760
Shutterfly Inc. *	190,372	2,684,245
		8,223,894
INTERNET SOFTWARE & SERVICES—7.2%
eBay Inc. *	150,093	3,342,571
Google Inc., Cl. A *,+	14,155	7,588,778
GSI Commerce Inc. *,+	164,550	3,121,514
IAC/InterActiveCorp. *,+	84,046	1,591,831
Sina Corp. *	97,395	3,641,599
Yahoo! Inc. *,+	358,835	5,705,477
		24,991,770
INVESTMENT BANKING & BROKERAGE—0.8%
Lazard Ltd., Cl. A	12,500	471,875
Morgan Stanley	75,885	2,437,426
		2,909,301
LEISURE PRODUCTS—0.4%
Brunswick Corp.	43,100	408,588
Fossil Inc. *	37,800	1,010,394
		1,418,982
LIFE & HEALTH INSURANCE—2.3%
Lincoln National Corp.	152,718	3,639,270
Prudential Financial Inc. +	97,179	4,395,406
		8,034,676
LIFE SCIENCES TOOLS & SERVICES—1.3%
Life Technologies Corp. *	65,917	3,109,305
Thermo Fisher Scientific Inc. *	28,530	1,283,850
		4,393,155
MANAGED HEALTH CARE—0.2%
WellPoint Inc.*	15,589	728,942

METAL & GLASS CONTAINERS—1.7%
Owens-Illinois Inc.*,+	180,258	5,746,625

MOVIES & ENTERTAINMENT—1.4%
Liberty Media Corp., Capital, Cl. A *,+	174,293	3,606,122
Regal Entertainment Group, Cl. A	105,578	1,331,339
		4,937,461

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MULTI-LINE INSURANCE—0.9%
Genworth Financial Inc., CI. A*	299,912	$3,185,065

OIL & GAS DRILLING—0.4%
Transocean Ltd.*	15,498	1,300,437

OIL & GAS EQUIPMENT & SERVICES—0.5%
Weatherford International Ltd.*	97,500	1,709,175

OIL & GAS EXPLORATION & PRODUCTION—4.1%
Atlas Energy Inc.	120,900	3,165,162
Chesapeake Energy Corp. +	68,756	1,684,522
Kodiak Oil & Gas Corp. *	1,200,700	2,893,687
Nexen Inc. +	230,863	4,956,629
Plains Exploration & Production Co. *	63,464	1,681,796
		14,381,796
OIL & GAS STORAGE & TRANSPORTATION—0.4%
Magellan Midstream Partners LP	29,341	1,139,604
NuStar GP Holdings LLC.	13,800	336,168
		1,475,772
OTHER DIVERSIFIED FINANCIAL SERVICES—3.3%
Bank of America Corp.	279,617	4,076,816
BM&F Bovespa SA	266,000	1,737,616
JPMorgan Chase & Co. +	123,843	5,172,923
		10,987,355
PHARMACEUTICALS—5.9%
Abbott Laboratories +	128,574	6,501,987
Allergan Inc.	20,885	1,174,781
Auxilium Pharmaceuticals Inc. *	10,600	333,476
Medicis Pharmaceutical Corp., CI. A	134,900	2,855,833
Optimer Pharmaceuticals Inc. *	229,500	2,653,020
Pfizer Inc.	416,199	7,087,868
		20,606,965
PROPERTY & CASUALTY INSURANCE—1.9%
Travelers Cos., Inc., /The	133,944	6,669,072

PUBLISHING—0.4%
McGraw-Hill Cos., Inc., /The+	47,022	1,353,293

RAILROADS—0.9%
Burlington Northern Santa Fe Corp.	42,747	3,219,704

RESTAURANTS—1.4%
McDonald’s Corp.	73,931	4,333,096
Yum! Brands Inc.	14,798	487,594
		4,820,690
SEMICONDUCTOR EQUIPMENT—0.2%
Lam Research Corp.*	23,500	792,420

SEMICONDUCTORS—9.4%
Broadcom Corp., CI. A *	62,730	1,669,245
Intel Corp.	557,305	10,650,100
Marvell Technology Group Ltd. *,+	330,954	4,540,689
Monolithic Power Systems Inc. *	76,900	1,537,231

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
ON Semiconductor Corp. *,+	962,048	$6,436,101
RF Micro Devices Inc. *	215,900	859,282
Skyworks Solutions Inc. *,+	678,366	7,075,357
		32,768,005
SOFT DRINKS—1.2%
Hansen Natural Corp. *	28,913	1,045,205
PepsiCo Inc.	49,215	2,979,968
		4,025,173
STEEL—1.0%
Cliffs Natural Resources Inc.	98,608	3,507,487

SYSTEMS SOFTWARE—2.6%
Microsoft Corp.+	320,963	8,900,304

THRIFTS & MORTGAGE FINANCE—0.6%
Ocwen Financial Corp. *	137,000	1,497,410
TFS Financial Corp.	63,573	741,261
		2,238,671
TOBACCO—1.1%
Philip Morris International Inc.+	79,094	3,745,892

TRUCKING—1.8%
Dollar Thrifty Automotive Group Inc. *	143,390	2,654,149
Hertz Global Holdings Inc. *	387,413	3,606,815
		6,260,964
WIRELESS TELECOMMUNICATION SERVICES—0.2%
Syniverse Holdings Inc.*	34,600	592,698
TOTAL COMMON STOCKS (Cost $364,031,209)		361,142,092

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS—1.1%
TIME DEPOSITS—1.1%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $3,749,903)	3,749,903	3,749,903

Total Investments (Cost $367,781,112)(a)	104.7%	364,891,995
Liabilities in Excess of Other Assets	(4.7)	(16,347,899)

NET ASSETS	100.0%	$348,544,096

‡             Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+          All or a portion of this security is held as collateral for securities sold short.

*            Non-income producing security.

#            American Depository Receipts.

(a)

At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $371,647,962 amounted to $6,755,967 which consisted of aggregate gross unrealized appreciation of $14,559,623 and aggregate gross unrealized depreciation of $21,315,590.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Securities Sold Short‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—(7.6)%
APPLICATION SOFTWARE—(0.4)%
SAP AG#	28,000	$1,267,560

INTEGRATED TELECOMMUNICATION SERVICES—(0.5)%
Telefonos de Mexico SAB de CV#	98,700	1,639,407

COMMUNICATIONS EQUIPMENT—(0.4)%
Telefonaktiebolaget LM Ericsson#	122,300	1,271,920

ELECTRICAL COMPONENTS & EQUIPMENT—(0.4)%
Acuity Brands Inc.	43,500	1,377,210

CONSUMER FINANCE—(0.1)%
American Express Co.*	5,950	207,298

BIOTECHNOLOGY—(0.5)%
Arena Pharmaceuticals Inc*	195,000	688,350
Genzyme Corp.*	23,400	1,184,040
		1,872,390
REGIONAL BANKS—(0.7)%
BB&T Corp.*	106,100	2,536,851

HEALTH CARE EQUIPMENT—(1.3)%
CR Bard Inc.*	25,900	1,944,313
CareFusion Corp.*	122,000	2,729,140
		4,673,453
DATA PROCESSING & OUTSOURCED SERVICES—(0.1)%
Computer Sciences Corp.*	7,900	400,609

INDUSTRIAL MACHINERY—(0.2)%
Danaher Corp.	12,200	832,406

ASSET MANAGEMENT & CUSTODY BANKS—(0.7)%
Franklin Resources Inc.	18,300	1,914,729
Waddell & Reed Financial Inc., Cl. A	12,000	336,720
		2,251,449
TRUCKING—(0.1)%
Landstar System Inc.	12,500	440,500

CASINOS & GAMING—(0.1)%
MGM Mirage*	38,300	355,041

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(0.9)%
Navistar International Corp.*	22,500	745,650
PACCAR Inc.	65,500	2,450,355
		3,196,005
THRIFTS & MORTGAGE FINANCE—(0.3)%
New York Community Bancorp Inc.	80,400	867,516

APPAREL RETAIL—(0.2)%
Ross Stores Inc.	18,800	827,388

IT CONSULTING & OTHER SERVICES—(0.5)%
SAIC Inc.*	102,900	1,822,359

SPECIALTY STORES—(0.1)%
Tractor Supply Co.*	5,200	232,440

SYSTEMS SOFTWARE—(0.1)%
VMware Inc., Cl. A*	8,300	318,969

TOTAL (proceeds $25,979,267)		$26,390,771

‡                  Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

#                 American Depository Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

(This page has been intentionally left black)

THE ALGER FUNDS II | ALGER GREEN FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—91.8%
AEROSPACE & DEFENSE—0.6%
General Dynamics Corp.	3,395	$212,867

AIR FREIGHT & LOGISTICS—1.6%
FedEx Corp.	4,565	331,830
United Parcel Service Inc., Cl. B	4,090	219,551
		551,381
APPAREL RETAIL—1.3%
Coldwater Creek Inc. *	35,255	202,716
Gap Inc., /The	11,390	243,063
		445,779
APPLICATION SOFTWARE—1.0%
Adobe Systems Inc.*	10,665	351,305

AUTO PARTS & EQUIPMENT—1.8%
Fuel Systems Solutions Inc. *	5,185	169,757
Johnson Controls Inc.	19,645	469,908
		639,665
BIOTECHNOLOGY—1.1%
Metabolix Inc.*	36,475	369,857

BROADCASTING & CABLE TV—1.0%
Discovery Communications Inc.*	13,035	358,463

CABLE & SATELLITE—1.0%
DIRECTV Group Inc., /The*	12,675	333,353

COMMUNICATIONS EQUIPMENT—1.7%
Cisco Systems Inc.*	25,700	587,245

COMPUTER & ELECTRONICS RETAIL—0.8%
GameStop Corp., Cl. A*	11,500	279,335

COMPUTER HARDWARE—6.4%
Apple Inc. *	6,365	1,199,803
Hewlett-Packard Co.	10,490	497,855
International Business Machines Corp.	4,705	567,470
		2,265,128
CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	10,490	264,768

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Cummins Inc.	7,775	334,792

DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Visa Inc., Cl. A	5,235	396,604

DEPARTMENT STORES—1.1%
Kohl’s Corp.*	6,435	368,211

DISTRIBUTORS—1.0%
LKQ Corp.*	20,070	346,609

DIVERSIFIED CHEMICALS—0.7%
FMC Corporation	4,865	248,602

ELECTRIC UTILITIES—1.6%
Duke Energy Corp.	19,965	315,847

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRIC UTILITIES—(CONT.)
ITC Holdings Corp.	5,715	$253,860
		569,707
ELECTRICAL COMPONENTS & EQUIPMENT—7.0%
A123 Systems Inc. *	8,675	170,551
American Superconductor Corp. *	8,395	281,400
First Solar Inc. *	3,510	427,973
General Cable Corp. *	5,410	168,467
SunPower Corp., Cl. A *	12,050	298,961
Trina Solar Ltd. #*	11,370	369,298
Woodward Governor Co.	16,875	396,731
Yingli Green Energy Holding Co., Ltd. #*	32,310	374,150
		2,487,531
ELECTRONIC COMPONENTS—1.1%
Dolby Laboratories Inc., Cl. A*	8,825	370,121

ELECTRONIC EQUIPMENT MANUFACTURERS—1.2%
Itron Inc.*	6,785	407,371

ELECTRONIC MANUFACTURING SERVICES—0.8%
Trimble Navigation Ltd.*	12,590	264,012

ENVIRONMENTAL & FACILITIES SERVICES—4.4%
Covanta Holding Corp. *	12,940	222,309
EnergySolutions Inc.	35,825	298,781
RINO International Corp. *	16,165	315,541
Tetra Tech Inc. *	14,580	375,142
Waste Management Inc.	10,720	320,314
		1,532,087
FOOD RETAIL—1.2%
Whole Foods Market Inc.*	12,630	404,918

FOOTWEAR—1.1%
NIKE Inc., Cl. B	6,135	381,474

GENERAL MERCHANDISE STORES—1.8%
Target Corp.	13,250	641,697

HEALTH CARE DISTRIBUTORS—0.5%
Cardinal Health Inc.	6,760	191,578

HEALTH CARE EQUIPMENT—0.4%
Covidien PLC	3,690	155,423

HEALTH CARE SERVICES—0.6%
Express Scripts Inc.*	2,805	224,176

HEALTH CARE SUPPLIES—0.8%
Inverness Medical Innovations Inc.*	7,025	267,020

HEAVY ELECTRICAL EQUIPMENT—1.0%
Vestas Wind Systems A/S*, (L2)	5,130	360,738

HOMEBUILDING—0.6%
KB Home	15,530	220,215

HOTELS RESORTS & CRUISE LINES—1.7%
Carnival Corp.	7,355	214,178

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—(CONT.)
Marriott International Inc., Cl. A	14,561	$364,898
		579,076
HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	6,109	354,322

HYPERMARKETS & SUPER CENTERS—1.9%
Wal-Mart Stores Inc.	13,660	678,629

INDUSTRIAL GASES—0.5%
Praxair Inc.	2,080	165,235

INDUSTRIAL MACHINERY—1.6%
Duoyuan Global Water Inc. #*	10,180	333,701
SmartHeat Inc. *	24,330	217,510
		551,211
INTEGRATED OIL & GAS—2.1%
BP PLC #*	4,950	280,269
Chevron Corp.	5,020	384,231
Hess Corp.	915	50,087
		714,587
INTERNET RETAIL—2.1%
Amazon.com Inc. *	3,385	402,171
Expedia Inc. *	16,025	363,287
		765,458
INTERNET SOFTWARE & SERVICES—5.3%
eBay Inc. *	19,750	439,833
Google Inc., Cl. A *	1,370	734,483
IAC/InterActiveCorp. *	15,620	295,843
Yahoo! Inc. *	26,505	421,430
		1,891,589
INVESTMENT BANKING & BROKERAGE—1.6%
Goldman Sachs Group Inc., /The	1,755	298,649
Morgan Stanley	8,060	258,887
		557,536
LIFE & HEALTH INSURANCE—0.7%
Prudential Financial Inc.	5,520	249,670

LIFE SCIENCES TOOLS & SERVICES—0.8%
Life Technologies Corp.*	5,580	263,209

MANAGED HEALTH CARE—0.8%
WellPoint Inc.*	5,915	276,585

METAL & GLASS CONTAINERS—0.9%
Crown Holdings Inc.*	11,935	318,068

MOVIES & ENTERTAINMENT—1.0%
Walt Disney Co., /The	12,150	332,546

OFFICE REITS—0.3%
Digital Realty Trust Inc.	2,505	113,051

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Nexen Inc.	5,455	$117,119

OTHER DIVERSIFIED FINANCIAL SERVICES—2.2%
Bank of America Corp.	25,925	377,986
JPMorgan Chase & Co.	8,875	370,708
		748,694
PACKAGED FOODS & MEATS—0.9%
General Mills Inc.	4,560	300,595

PHARMACEUTICALS—4.2%
Abbott Laboratories	7,800	394,446
Johnson & Johnson	7,120	420,435
Merck & Co., Inc.	9,975	308,527
Pfizer Inc.	20,672	352,044
		1,475,452
RAILROADS—1.2%
Norfolk Southern Corp.	8,870	413,519

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
Brookfield Asset Management Inc.	9,860	206,074

RESTAURANTS—1.2%
Starbucks Corp.*	21,950	416,611

SEMICONDUCTORS—3.6%
Atheros Communications Inc. *	11,590	285,346
Broadcom Corp., Cl. A *	7,585	201,837
Cree Inc. *	6,790	285,859
Intel Corp.	24,765	473,259
		1,246,301
SOFT DRINKS—2.0%
Coca-Cola Co., /The	9,390	500,581
Hansen Natural Corp. *	5,700	206,055
		706,636
SPECIALTY CHEMICALS—1.3%
Nalco Holding Co.	13,415	283,727
Rockwood Holdings Inc. *	8,825	175,441
		459,168
SYSTEMS SOFTWARE—3.9%
Microsoft Corp.	38,330	1,062,890
Oracle Corp.	16,105	339,816
		1,402,706
TOTAL COMMON STOCKS (Cost $30,759,570)		32,135,679

PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.4%
CORPORATE BOND - DOMESTIC—0.4%

ENVIRONMENTAL & FACILITIES SERVICES—0.4%
Covanta Holding Corp., 3.25%, 6/1/14(L2)(a) (Cost $110,000)	110,000	123,750

	PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS—6.4%
TIME DEPOSITS—6.4%
Citibank London, 0.03%, 11/2/09	$838,037	$838,037
Wells Fargo Grand Cayman, 0.03%, 11/2/09	1,400,000	1,400,000
TOTAL TIME DEPOSITS (Cost $2,238,037)		2,238,037

Total Investments (Cost $33,107,607)(b)	98.6%	34,497,466
Other Assets in Excess of Liabilities	1.4	490,891

NET ASSETS	100.0%	$34,988,357

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 0.4%, of the net assets of the Fund.

(b)

At October 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $33,406,406 amounted to $1,091,060 which consisted of aggregate gross unrealized appreciation of $3,472,206 and aggregate gross unrealized depreciation of $2,381,146.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER ANALYST FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—88.1%
ADVERTISING—0.3%
Lamar Advertising Co., Cl. A*	221	$5,370

AEROSPACE & DEFENSE—1.1%
BE Aerospace Inc. *	915	16,223
L-3 Communications Holdings Inc.	89	6,434
		22,657
AIR FREIGHT & LOGISTICS—0.3%
United Parcel Service Inc., Cl. B	109	5,851

APPAREL RETAIL—2.1%
Abercrombie & Fitch Co., Cl. A	337	11,061
Chico’s FAS Inc. *	804	9,608
Coldwater Creek Inc. *	900	5,175
Gap Inc., /The	44	939
J Crew Group Inc. *	251	10,236
Urban Outfitters Inc. *	230	7,217
		44,236
APPLICATION SOFTWARE—4.1%
Adobe Systems Inc. *	204	6,720
Ansys Inc. *	180	7,304
Intuit Inc. *	241	7,006
Nice Systems Ltd. #*	318	9,848
Pegasystems Inc.	517	14,823
Salesforce.com Inc. *	142	8,059
SolarWinds Inc. *	659	11,730
Synchronoss Technologies Inc. *	461	5,260
Taleo Corp., Cl. A *	460	10,000
		80,750
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Affiliated Managers Group Inc.*	160	10,158

BIOTECHNOLOGY—6.3%
Alexion Pharmaceuticals Inc. *	262	11,635
Celgene Corp. *	555	28,333
Cephalon Inc. *	368	20,085
Human Genome Sciences Inc. *	2,954	55,210
Seattle Genetics Inc. *	1,094	9,934
		125,197
BROADCASTING & CABLE TV—0.4%
CBS Corp., Cl. B	627	7,380

CASINOS & GAMING—1.6%
Las Vegas Sands Corp. *	939	14,170
Penn National Gaming Inc. *	224	5,629
WMS Industries Inc. *	286	11,434
		31,233
COAL & CONSUMABLE FUELS—0.2%
Patriot Coal Corp.*	321	3,627

COMMUNICATIONS EQUIPMENT—2.8%
Alcatel-Lucent #*	2,587	9,546

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
F5 Networks Inc. *	89	$3,995
Polycom Inc. *	423	9,082
Qualcomm Inc.	220	9,110
Research In Motion Ltd. *	133	7,811
Starent Networks Corp. *	255	8,604
		56,534
COMPUTER & ELECTRONICS RETAIL—1.0%
Best Buy Co., Inc.	314	11,989
GameStop Corp., Cl. A *	312	7,578
		19,567
COMPUTER HARDWARE—3.0%
Apple Inc. *	136	25,636
Hewlett-Packard Co.	706	33,507
		59,143
COMPUTER STORAGE & PERIPHERALS—0.5%
EMC Corp.*	663	10,920

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Bucyrus International Inc.	571	25,364

DATA PROCESSING & OUTSOURCED SERVICES—1.2%
Affiliated Computer Services Inc., Cl. A *	37	1,927
Mastercard Inc.	58	12,703
VeriFone Holdings Inc. *	755	10,042
		24,672
DEPARTMENT STORES—0.7%
Kohl’s Corp.*	231	13,218

DISTILLERS & VINTNERS—0.6%
Central European Distribution Corp.*	366	11,386

DIVERSIFIED BANKS—0.1%
Wells Fargo & Co.	102	2,807

DIVERSIFIED REITS—0.3%
Vornado Realty Trust	96	5,718

DRUG RETAIL—0.3%
CVS Caremark Corp.	89	3,142
Walgreen Co.	88	3,329
		6,471
EDUCATION SERVICES—0.7%
Corinthian Colleges Inc. *	501	7,946
ITT Educational Services Inc. *	60	5,421
		13,367
ELECTRONIC COMPONENTS—0.2%
Dolby Laboratories Inc., Cl. A*	102	4,278

ENVIRONMENTAL & FACILITIES SERVICES—0.3%
Waste Connections Inc.*	168	5,280

FOOD RETAIL—0.9%
Kroger Co., /The	221	5,112

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOOD RETAIL—(CONT.)
Whole Foods Market Inc. *	411	$13,176
		18,288
FOOTWEAR—0.6%
NIKE Inc., Cl. B	185	11,503

GENERAL MERCHANDISE STORES—0.9%
Target Corp.	377	18,258

GOLD—1.0%
Goldcorp Inc.	187	6,876
Yamana Gold Inc.	1,325	14,110
		20,986
HEALTH CARE DISTRIBUTORS—0.3%
Owens & Minor Inc.	72	2,944
PharMerica Corp. *	153	2,361
		5,305
HEALTH CARE EQUIPMENT—1.4%
Boston Scientific Corp. *	1,327	10,776
Insulet Corp. *	632	7,015
Masimo Corp. *	72	1,913
NuVasive Inc. *	53	1,923
Select Medical Holdings Corp. *	354	3,434
Thoratec Corp. *	146	3,834
		28,895
HEALTH CARE FACILITIES—1.1%
Community Health Systems Inc. *	225	7,038
Universal Health Services Inc., Cl. B	275	15,304
		22,342
HEALTH CARE SERVICES—1.0%
Express Scripts Inc. *	88	7,033
Gentiva Health Services Inc. *	273	6,552
Medco Health Solutions Inc. *	125	7,015
		20,600
HEALTH CARE SUPPLIES—0.8%
Inverness Medical Innovations Inc.*	427	16,230

HOME ENTERTAINMENT SOFTWARE—1.4%
Activision Blizzard Inc. *	907	9,823
Nintendo Co., Ltd. #	373	11,715
Take-Two Interactive Software Inc. *	612	6,714
		28,252
HOME FURNISHING RETAIL—0.5%
Williams-Sonoma, Inc.	531	9,972

HOME IMPROVEMENT RETAIL—0.5%
Lowe’s Companies, Inc.	525	10,274

HOMEBUILDING—0.6%
KB Home	412	5,842

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOMEBUILDING—(CONT.)
Toll Brothers Inc. *	367	$6,357
		12,199
HOTELS RESORTS & CRUISE LINES—1.9%
Carnival Corp.	310	9,027
Choice Hotels International Inc.	239	7,127
Gaylord Entertainment Co. *	396	5,952
Marriott International Inc., Cl. A	289	7,242
Royal Caribbean Cruises Ltd. *	452	9,144
		38,492
HOUSEHOLD PRODUCTS—0.6%
Church & Dwight Co., Inc.	96	5,460
Energizer Holdings Inc. *	117	7,122
		12,582
HOUSEWARES & SPECIALTIES—0.2%
Tupperware Brands Corp.	87	3,917

HYPERMARKETS & SUPER CENTERS—0.3%
Wal-Mart Stores Inc.	116	5,763

INDUSTRIAL MACHINERY—0.8%
Clarcor Inc.	292	8,594
SPX Corp.	154	8,128
		16,722
INTEGRATED OIL & GAS—0.9%
Chevron Corp.	225	17,222

INTERNET RETAIL—1.4%
Amazon.com Inc. *	16	1,901
Expedia Inc. *	1,043	23,645
Shutterfly Inc. *	212	2,989
		28,535
INTERNET SOFTWARE & SERVICES—3.4%
eBay Inc. *	448	9,977
Google Inc., Cl. A *	6	3,217
GSI Commerce Inc. *	1,129	21,416
IAC/InterActiveCorp. *	253	4,792
Netease.com #*	203	7,840
VistaPrint Ltd. *	282	14,396
Yahoo! Inc. *	414	6,583
		68,221
INVESTMENT BANKING & BROKERAGE—0.6%
Investment Technology Group Inc. *	212	4,573
Morgan Stanley	218	7,002
		11,575
IT CONSULTING & OTHER SERVICES—1.4%
Cognizant Technology Solutions Corp., Cl. A*	731	28,253

LEISURE PRODUCTS—0.2%
Fossil Inc.*	176	4,704

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	290	$6,911
Prudential Financial Inc.	138	6,242
		13,153
LIFE SCIENCES TOOLS & SERVICES—0.3%
ICON PLC #*	100	2,470
Parexel International Corp. *	300	3,756
		6,226
MANAGED HEALTH CARE—0.3%
Aetna Inc.	32	833
Amerigroup Corp. *	200	4,410
WellPoint Inc. *	12	561
		5,804
METAL & GLASS CONTAINERS—0.7%
Owens-Illinois Inc.*	420	13,390

MOVIES & ENTERTAINMENT—1.1%
Regal Entertainment Group, Cl. A	704	8,878
Viacom Inc., Cl. B *	221	6,097
Walt Disney Co., /The	277	7,581
		22,556
MULTI-LINE INSURANCE—0.3%
Genworth Financial Inc., Cl. A*	636	6,754

OIL & GAS DRILLING—0.5%
Transocean Ltd.*	121	10,153

OIL & GAS EQUIPMENT & SERVICES—0.2%
Dril-Quip Inc. *	8	389
Schlumberger Ltd.	50	3,110
Weatherford International Ltd. *	49	859
		4,358
OIL & GAS EXPLORATION & PRODUCTION—1.8%
Chesapeake Energy Corp.	282	6,909
Concho Resources Inc. *	103	3,925
Mariner Energy Inc. *	97	1,236
Nexen Inc.	626	13,439
Penn Virginia Corp.	82	1,661
Plains Exploration & Production Co. *	227	6,016
Quicksilver Resources Inc. *	268	3,270
		36,456
OIL & GAS REFINING & MARKETING—0.1%
Sunoco Inc.	80	2,464

OTHER DIVERSIFIED FINANCIAL SERVICES—0.1%
JPMorgan Chase & Co.	69	2,882

PACKAGED FOODS & MEATS—0.8%
Flowers Foods Inc.	224	5,233
General Mills Inc.	100	6,592
Ralcorp Holdings Inc. *	87	4,672
		16,497

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PERSONAL PRODUCTS—0.4%
Avon Products Inc.	220	$7,051

PHARMACEUTICALS—13.0%
Abbott Laboratories	38	1,922
Allergan Inc.	263	14,794
AstraZeneca PLC #*	333	14,955
Auxilium Pharmaceuticals Inc. *	1,221	38,413
Medicis Pharmaceutical Corp., Cl. A	2,301	48,712
Mylan Inc. *	1,085	17,620
Optimer Pharmaceuticals Inc. *	4,371	50,529
Roche Holding AG (L2)	225	36,095
Shire PLC #	713	38,003
		261,043
PROPERTY & CASUALTY INSURANCE—0.6%
Travelers Cos., Inc., /The	236	11,751

PUBLISHING—0.3%
McGraw-Hill Cos., Inc., /The	233	6,706

RAILROADS—0.3%
Burlington Northern Santa Fe Corp.	74	5,574

REGIONAL BANKS—0.2%
Boston Private Financial Holdings Inc.	128	762
PNC Financial Services Group Inc.	54	2,642
		3,404
REINSURANCE—0.0%
Platinum Underwriters Holdings Ltd.	17	608

RESEARCH & CONSULTING SERVICES—0.2%
FTI Consulting Inc.*	119	4,856

RESTAURANTS—0.4%
PF Chang’s China Bistro Inc.*	255	7,443

RETAIL REITS—0.6%
Macerich Co., /The	184	5,483
Simon Property Group Inc.	87	5,907
		11,390
SECURITY & ALARM SERVICES—0.7%
Geo Group Inc., /The*	681	14,403

SEMICONDUCTORS—5.3%
Atheros Communications Inc. *	394	9,700
Avago Technologies Ltd. *	170	2,550
Broadcom Corp., Cl. A *	389	10,351
Intel Corp.	817	15,613
Marvell Technology Group Ltd. *	1,132	15,531
Monolithic Power Systems Inc. *	329	6,577
Netlogic Microsystems Inc. *	306	11,631
ON Semiconductor Corp. *	1,324	8,858
Skyworks Solutions Inc. *	1,360	14,185
Taiwan Semiconductor Manufacturing Co., Ltd. #	587	5,600

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Texas Instruments Inc.	183	$4,291
		104,887
SOFT DRINKS—1.1%
Coca-Cola Co., /The	139	7,410
Hansen Natural Corp. *	170	6,146
PepsiCo Inc.	128	7,750
		21,306
SPECIALIZED FINANCE—0.3%
NYSE Euronext	217	5,609

SPECIALIZED REITS—0.2%
Host Hotels & Resorts Inc.	486	4,913

STEEL—0.7%
Cliffs Natural Resources Inc.	401	14,264

SYSTEMS SOFTWARE—1.2%
Microsoft Corp.	254	7,043
Oracle Corp.	248	5,233
Red Hat Inc. *	464	11,976
		24,252
THRIFTS & MORTGAGE FINANCE—0.4%
Brookline Bancorp Inc.	528	5,170
TFS Financial Corp.	190	2,215
		7,385
TOBACCO—0.7%
Philip Morris International Inc.	309	14,634

TRUCKING—0.6%
Hertz Global Holdings Inc.*	1,328	12,364

WIRELESS TELECOMMUNICATION SERVICES—1.4%
American Tower Corp., Cl. A *	169	6,223
SBA Communications Corp. *	634	17,884
Syniverse Holdings Inc. *	175	2,998
		27,105
TOTAL COMMON STOCKS (Cost $1,599,673)		1,765,915

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS—11.4%
TIME DEPOSITS—11.4%
Bank of American NA, 0.03%, 11/2/09	75,000	75,000
Brown Bothers Harriman Cayman, 0.03%, 11/2/09	2,664	2,664
Citibank London, 0.03%, 11/2/09	75,000	75,000

	PRINCIPAL
	AMOUNT	VALUE
SHORT-TERM INVESTMENTS—(CONT.)
TIME DEPOSITS—(CONT.)
Wells Fargo Grand Cayman, 0.03%, 11/2/09	$75,000	$75,000

TOTAL TIME DEPOSITS (Cost $227,664)		227,664

Total Investments (Cost $1,827,337)(a)	99.5%	1,993,579
Other Assets in Excess of Liabilities	0.5	9,461

NET ASSETS	100.0%	$2,003,040

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,839,964 amounted to $153,615 which consisted of aggregate gross unrealized appreciation of $251,724 and aggregate gross unrealized depreciation of $98,109.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.
See Notes to Financial Statements.

(This page has been intentionally left blank)

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—93.5%
AUSTRALIA—4.3%
BIOTECHNOLOGY—0.9%
CSL Ltd.(L2)	796	$22,436

COAL & CONSUMABLE FUELS—0.4%
Linc Energy Ltd.*,(L2)	7,604	10,590

DIVERSIFIED BANKS—0.2%
Westpac Banking Corp.(L2)	209	4,904

DIVERSIFIED METALS & MINING—1.0%
Rio Tinto Ltd.(L2)	431	23,982

FOOD RETAIL—0.4%
Woolworths Ltd.(L2)	404	10,380

INTEGRATED OIL & GAS—1.4%
Origin Energy Ltd.*,(L2)	2,333	33,581

TOTAL AUSTRALIA (Cost $123,568)		105,873

BELGIUM—0.1%
FOOD RETAIL—0.1%
Colruyt SA*,(L2) (Cost $3,183)	14	3,340

BERMUDA—2.2%
INVESTMENT BANKING & BROKERAGE—0.8%
Lazard Ltd., Cl. A	532	20,083

REINSURANCE—1.4%
Platinum Underwriters Holdings Ltd.	948	33,910

TOTAL BERMUDA (Cost $39,640)		53,993

BRAZIL—6.5%
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Companhia Brasileira de Meios de Pagamento	1,240	11,518

DIVERSIFIED BANKS—0.2%
Banco Santander Brasil SA#*	378	4,483

DIVERSIFIED METALS & MINING—2.5%
Vale S.A.#*	2,524	64,336

INTEGRATED OIL & GAS—2.9%
Petroleo Brasileiro SA#	1,558	72,010

OTHER DIVERSIFIED FINANCIAL SERVICES—0.4%
BM&F Bovespa SA	1,626	10,622

TOTAL BRAZIL (Cost $115,520)		162,969

CANADA—1.4%
COMMUNICATIONS EQUIPMENT—1.1%
Research In Motion Ltd.*	477	28,014

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CANADA—(CONT.)
PUBLISHING—0.3%
Thomson Reuters Corp.	201	$6,362

TOTAL CANADA (Cost $57,050)		34,376

CHINA—6.2%
ADVERTISING—0.6%
Focus Media Holding Ltd.#*	1,141	13,738

BREWERS—0.5%
Tsingtao Brewery Co., Ltd.(L2)	3,244	13,179

COAL & CONSUMABLE FUELS—0.4%
China Shenhua Energy Co.(L2)	2,112	9,461

COMPUTER & ELECTRONICS RETAIL—0.4%
GOME Electrical Appliances Holdings Ltd.*,(L2)	34,060	9,977

CONSTRUCTION MATERIALS—0.2%
China National Building Material Co., Ltd.(L2)	1,770	3,809

DIVERSIFIED BANKS—0.7%
China Construction Bank Corp. (L2)	12,524	10,797
Industrial & Commercial Bank of China (L2)	8,424	6,702
		17,499

DIVERSIFIED METALS & MINING—0.2%
China Metal Recycling Holdings Ltd.*	2,565	3,740

INDUSTRIAL MACHINERY—0.5%
Duoyuan Global Water Inc.#*	390	12,784

INTERNET SOFTWARE & SERVICES—1.7%
Netease.com#*	1,101	42,521

LIFE & HEALTH INSURANCE—0.5%
China Life Insurance Co., Ltd.(L2)	2,469	11,336

PACKAGED FOODS & MEATS—0.3%
China Yurun Food Group Ltd.(L2)	3,473	7,120

PAPER PRODUCTS—0.2%
Nine Dragons Paper Holdings Ltd.(L2)	3,332	4,748

TOTAL CHINA (Cost $116,281)		149,912

DENMARK—1.6%
HEAVY ELECTRICAL EQUIPMENT—1.5%
Vestas Wind Systems A/S*,(L2)	535	37,621

PHARMACEUTICALS—0.1%
Novo Nordisk A/S(L2)	57	3,550

TOTAL DENMARK (Cost $46,962)		41,171

FRANCE—4.5%
COMMUNICATIONS EQUIPMENT—0.4%
Alcatel-Lucent#*,(L2)	2,917	10,952

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FRANCE—(CONT.)
HEALTH CARE SUPPLIES—0.2%
Essilor International SA(L2)	72	$4,042

INTEGRATED OIL & GAS—0.9%
Total SA(L2)	385	23,098

LEISURE PRODUCTS—0.7%
Hermes International(L2)	127	17,707

MULTI-UTILITIES—1.3%
Veolia Environnement(L2)	962	31,509

PHARMACEUTICALS—1.0%
Ipsen SA(L2)	491	25,082

TOTAL FRANCE (Cost $120,523)		112,390

GERMANY—5.5%
AIR FREIGHT & LOGISTICS—0.4%
Deutsche Post AG(L2)	558	9,464

AUTOMOBILE MANUFACTURERS—1.6%
Porsche Automobil Holding SE*,(L2)	529	40,569

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
K & S AG*,(L2)	310	16,966

INDUSTRIAL CONGLOMERATES—0.3%
Siemens AG(L2)	75	6,795

PHARMACEUTICALS—2.5%
Bayer AG (L2)	491	34,154
Merck KGaA (L2)	285	26,862
		61,016
TOTAL GERMANY (Cost $173,998)		134,810

GREECE—0.2%
CASINOS & GAMING—0.2%
OPAP SA*,(L2) (Cost $6,095)	213	5,436

HONG KONG—3.9%
ELECTRIC UTILITIES—0.1%
Hongkong Electric Holdings Ltd.(L2)	601	3,206

ELECTRONIC COMPONENTS—0.3%
AAC Acoustic Technologies Holdings Inc.(L2)	5,440	6,824

MARINE PORTS & SERVICES—0.2%
China Merchants Holdings International Co., Ltd.(L2)	1,442	4,608

RAILROADS—0.2%
MTR Corp.(L2)	1,706	6,064

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
Cheung Kong Holdings Ltd. (L2)	610	7,780
China Resources Enterprise Ltd (L2)	4,785	16,056

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
China Resources Land Ltd. (L2)	2,875	$6,933
Hang Lung Properties Ltd. (L2)	2,924	11,032
		41,801
SPECIALIZED FINANCE—1.2%
Hong Kong Exchanges and Clearing Ltd.(L2)	1,756	30,866

WIRELESS TELECOMMUNICATION SERVICES—0.2%
China Mobile Ltd.(L2)	519	4,865

TOTAL HONG KONG (Cost $72,928)		98,234

INDIA—3.4%
DIVERSIFIED BANKS—0.5%
ICICI Bank Ltd.#	358	11,259

HEAVY ELECTRICAL EQUIPMENT—1.5%
ABB Ltd. *,(L2)	928	14,952
Bharat Heavy Electricals Ltd. *,(L2)	466	21,776
		36,728
IT CONSULTING & OTHER SERVICES—1.4%
Infosys Technologies Ltd.#	764	35,143

TOTAL INDIA (Cost $88,627)		83,130

IRELAND—0.6%
LIFE SCIENCES TOOLS & SERVICES—0.6%
ICON PLC#* (Cost $19,240)	590	14,573

ISRAEL—7.3%
APPLICATION SOFTWARE—1.7%
Nice Systems Ltd.#*	1,366	42,305

COMMUNICATIONS EQUIPMENT—1.7%
Ceragon Networks Ltd.*	4,449	39,685

IT CONSULTING & OTHER SERVICES—1.2%
Ness Technologies Inc.*	4,371	28,805

PHARMACEUTICALS—1.0%
Teva Pharmaceutical Industries Ltd.#	488	24,634

SEMICONDUCTORS—1.7%
Mellanox Technologies Ltd.*	2,347	40,956

TOTAL ISRAEL (Cost $194,276)		176,385

ITALY—0.4%
OIL & GAS EQUIPMENT & SERVICES—0.4%
Tenaris SA(L2) (Cost $9,731)	609	10,866

	SHARES	VALUE
COMMON STOCKS—(CONT.)
JAPAN—13.8%
APPAREL RETAILB—0.7%
Fast Retailing Co., Ltd.(L2)	105	$17,186

AUTOMOBILE MANUFACTURERS—0.6%
Honda Motor Co., Ltd. (L2)	390	11,979
Suzuki Motor Corp (L2)	133	3,200
		15,179
BREWERS—1.0%
Kirin Holdings Co., Ltd.(L2)	1,454	23,602

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.3%
Kubota Corp.(L2)	925	7,148

ELECTRIC UTILITIES—0.1%
Kyushu Electric Power Co., Inc.(L2)	131	2,660

ELECTRONIC EQUIPMENT MANUFACTURERS—1.5%
FUJIFILM Holdings Corp. (L2)	217	6,135
Keyence Corp. (L2)	105	20,729
Kyocera Corp. (L2)	111	9,259
		36,123
FOOD RETAIL—0.6%
Seven & I Holdings Co., Ltd.(L2)	607	13,215

HOME ENTERTAINMENT SOFTWARE—2.3%
Nintendo Co., Ltd.(L2)	228	56,869

HOUSEHOLD PRODUCTS—0.4%
Kao Corp.(L2)	475	10,521

INDUSTRIAL MACHINERY—0.2%
Fanuc Ltd.(L2)	65	5,369

INTEGRATED TELECOMMUNICATION SERVICES—0.4%
Nippon Telegraph & Telephone Corp.(L2)	235	9,643

OFFICE ELECTRONICS—0.2%
Ricoh Co., Ltd.(L2)	381	5,149

PERSONAL PRODUCTS—0.1%
Shiseido Co., Ltd.(L2)	106	1,924

PHARMACEUTICALS—1.8%
Astellas Pharma Inc. (L2)	435	15,929
Chugai Pharmaceutical Co., Ltd. (L2)	493	9,591
Eisai Co., Ltd. (L2)	101	3,567
Mitsubishi Tanabe Pharma Corp. *,(L2)	130	1,650
Shionogi & Co., Ltd. (L2)	91	1,952
Takeda Pharmaceutical Co., Ltd. (L2)	287	11,414
		44,103
RAILROADS—0.4%
East Japan Railway Co. (L2)	28	1,783
Kintetsu Corp. *,(L2)	1,154	4,081
West Japan Railway Co. (L2)	1	3,524
		9,388

	SHARES	VALUE
COMMON STOCKS—(CONT.)
JAPAN—(CONT.)
REGIONAL BANKS—0.2%
Resona Holdings Inc.(L2)	500	$5,920

SECURITY & ALARM SERVICES—0.2%
Secom Co., Ltd.(L2)	133	6,171

TIRES & RUBBER—0.1%
Bridgestone Corp.(L2)	132	2,165

TOBACCO—0.9%
Japan Tobacco Inc.(L2)	8	22,319

TRADING COMPANIES & DISTRIBUTORS—0.1%
ITOCHU Corp.(L2)	450	2,828

WIRELESS TELECOMMUNICATION SERVICES—1.7%
KDDI Corp. (L2)	3	15,834
NTT DoCoMo Inc. (L2)	19	27,401
		43,235
TOTAL JAPAN (Cost $348,738)		340,717

NETHERLANDS—2.7%
AEROSPACE & DEFENSE—0.4%
European Aeronautic Defence and Space Co., NV(L2)	537	10,082

CONSTRUCTION & ENGINEERING—0.8%
Chicago Bridge & Iron Co., NV#	1,032	19,412

CONSUMER ELECTRONICS—0.8%
Koninklijke Philips Electronics NV(L2)	751	18,914

DIVERSIFIED CHEMICALS—0.2%
Akzo Nobel NV(L2)	91	5,387

INTEGRATED TELECOMMUNICATION SERVICES—0.5%
Koninklijke KPN NV(L2)	722	13,130

TOTAL NETHERLANDS (Cost $86,949)		66,925

NORWAY—0.6%
OIL & GAS EQUIPMENT & SERVICES—0.6%
Acergy SA(L2) (Cost $10,200)	1,160	14,561

PORTUGAL—0.1%
INTEGRATED TELECOMMUNICATION SERVICES—0.1%
Portugal Telecom SGPS SA(L2) (Cost $3,032)	230	2,636

SOUTH AFRICA—0.7%
APPLICATION SOFTWARE—0.7%
Net 1 UEPS Technologies Inc.* (Cost $27,640)	1,030	18,015

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPAIN—1.2%
CONSTRUCTION & ENGINEERING—1.2%
ACS Actividades de Construccion y Servicios SA*,(L2) (Cost $28,971)	613	$29,510

SWEDEN—2.6%
APPAREL RETAIL—0.7%
Hennes & Mauritz AB(L2)	298	17,021

COMMUNICATIONS EQUIPMENT—0.5%
Telefonaktiebolaget LM Ericsson(L2)	1,255	13,185

INDUSTRIAL MACHINERY—1.4%
Atlas Copco AB(L2)	2,524	34,033

TOTAL SWEDEN (Cost $47,365)		64,239

SWITZERLAND—8.6%
DIVERSIFIED CAPITAL MARKETS—1.7%
Credit Suisse Group AG (L2)	359	19,222
UBS AG *,(L2)	1,344	22,447
		41,669
FERTILIZERS & AGRICULTURAL CHEMICALS—0.1%
Syngenta AG(L2)	15	3,557

HEALTH CARE EQUIPMENT—1.1%
Synthes Inc.*,(L2)	225	26,735

HEALTH CARE SUPPLIES—0.5%
Alcon Inc.	95	13,565

HEAVY ELECTRICAL EQUIPMENT—0.6%
ABB Ltd.*,(L2)	852	15,874

INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Swisscom AG(L2)	37	13,375

LEISURE PRODUCTS—1.1%
Compagnie Financiere Richemont SA(L2)	988	27,702

PHARMACEUTICALS—2.9%
Novartis AG (L2)	628	32,755
Roche Holding AG (L2)	268	42,992
		75,747
TOTAL SWITZERLAND (Cost $254,729)		218,224

TAIWAN—1.7%
COMPUTER HARDWARE—0.2%
Wistron Corp.*,(L2)	3,616	6,053

DISTRIBUTORS—0.2%
WPG Holdings Co., Ltd.*,(L2)	3,674	5,026

ELECTRONIC MANUFACTURING SERVICES—0.4%
HON HAI Precision Industry Co., Ltd.*,(L2)	2,610	10,223

	SHARES	VALUE
COMMON STOCKS (CONT.)
TAIWAN (CONT.)
SEMICONDUCTORS—0.9%
Taiwan Semiconductor Manufacturing Co., Ltd.#	2,373	$22,638

TOTAL TAIWAN (Cost $35,533)		43,940

UNITED KINGDOM—12.2%
COMPUTER & ELECTRONICS RETAIL—0.4%
Game Group PLC*,(L2)	4,474	10,904

DIVERSIFIED BANKS—0.8%
HSBC Holdings PLC(L2)	1,994	22,129

DIVERSIFIED METALS & MINING—2.9%
Antofagasta PLC (L2)	1,232	15,590
Eurasian Natural Resources Corp. (L2)	2,412	32,965
Vedanta Resources PLC (L2)	708	24,330
		72,885
HEALTH CARE EQUIPMENT—1.1%
Smith & Nephew PLC(L2)	3,010	26,723

INTEGRATED OIL & GAS—3.5%
BG Group PLC (L2)	1,326	22,924
BP PLC (L2)	6,871	64,661
		87,585
MULTI-UTILITIES—0.5%
Centrica PLC(L2)	3,168	12,926

PHARMACEUTICALS—2.8%
AstraZeneca PLC (L2)	560	25,248
GlaxoSmithKline PLC (L2)	194	3,997
Shire PLC (L2)	2,200	39,077
		68,322
RESTAURANTS—0.2%
Compass Group PLC(L2)	932	5,936

TOTAL UNITED KINGDOM (Cost $342,570)		307,410

UNITED STATES—1.2%
DISTILLERS & VINTNERS—1.2%
Central European Distribution Corp.* (Cost $52,353)	972	30,239

TOTAL COMMON STOCKS (Cost $2,425,702)		2,323,874

CONVERTIBLE PREFERRED STOCK—0.6%
BRAZIL—0.6%
DIVERSIFIED METALS & MINING—0.6%
Vale Capital II, 6.75%, 6/15/2012* (Cost $10,000)	200	15,786

	PRINCIPAL
	AMOUNT	VALUE
SHORT-TERM INVESTMENTS—4.7%
TIME DEPOSITS—4.7%
Wells Fargo Grand Cayman, 0.03%, 11/2/09	$100,000	$100,000
Brown Bothers Harriman Cayman, 0.03%, 11/2/09	15,870	15,870
TOTAL1 TIME DEPOSITS (Cost $115,870)		115,870

Total Investments (Cost $2,551,572)(a)	98.8%	2,455,530
Other Assets in Excess of Liabilities	1.2	30,846

NET ASSETS	100.0%	$2,486,376

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $2,587,673 amounted to $132,143 which consisted of aggregate gross unrealized appreciation of $226,165 and aggregate gross unrealized depreciation of $358,308.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2009

	Alger Spectra
	Fund	Alger Green Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$364,891,995	$34,497,466
Cash#	3,055,192	—
Foreign cash***	—	—
Receivable for investment securities sold	18,148,203	563,424
Receivable for shares of beneficial interest sold	2,297,200	327,030
Dividends and interest receivable	154,054	14,226
Receivable from Investment Manager	3,099	16,700
Prepaid expenses	49,727	20,531
Total Assets	388,599,470	35,439,377
LIABILITIES:
Securities sold short, at value**	26,390,771	—
Payable for investment securities purchased	12,804,904	312,677
Payable for shares of beneficial interest redeemed	344,817	66,172
Accrued investment advisory fees	269,846	21,839
Accrued transfer agent fees	41,784	8,938
Accrued distribution fees	77,314	8,246
Accrued administrative fees	8,245	846
Dividends payable	27,973	—
Accrued other expenses	89,720	32,302
Total Liabilities	40,055,374	451,020
NET ASSETS	$348,544,096	$34,988,357
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	495,472,845	42,345,050
Undistributed net investment income (accumulated loss)	90,081	(96)
Undistributed net realized gain (accumulated realized loss)	(143,718,208)	(8,746,456)
Net unrealized appreciation (depreciation) on investments	(3,300,622)	1,389,859
NET ASSETS	$348,544,096	$34,988,357
*Identified Cost	$367,781,112	$33,107,607
**Proceeds received on short sales	$25,979,267	$—
***Cost of Foreign Cash	$—	$—

# Includes cash of $650,000 held as collateral for short sales.

See Notes to Financial Statements.

		Alger
		International
	Alger Analyst	Opportunities
	Fund	Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$1,993,579	$2,455,530
Cash#	—	—
Foreign cash***	—	18,522
Receivable for investment securities sold	25,311	25,704
Receivable for shares of beneficial interest sold	—	—
Dividends and interest receivable	238	7,197
Receivable from Investment Manager	19,509	19,807
Prepaid expenses	18,433	18,520
Total Assets	2,057,070	2,545,280
LIABILITIES:
Securities sold short, at value**	—	—
Payable for investment securities purchased	26,865	19,937
Payable for shares of beneficial interest redeemed	—	—
Accrued investment advisory fees	1,512	2,184
Accrued transfer agent fees	179	683
Accrued distribution fees	529	615
Accrued administrative fees	49	60
Dividends payable	—	—
Accrued other expenses	24,896	35,425
Total Liabilities	54,030	58,904
NET ASSETS	$2,003,040	$2,486,376
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	2,467,284	3,435,134
Undistributed net investment income (accumulated loss)	(105)	(857)
Undistributed net realized gain (accumulated realized loss)	(630,381)	(851,140)
Net unrealized appreciation (depreciation) on investments	166,242	(96,761)
NET ASSETS	$2,003,040	$2,486,376
*Identified Cost	$1,827,337	$2,551,572
**Proceeds received on short sales	$—	$—
***Cost of Foreign Cash	$—	$19,431

	Alger Spectra
	Fund	Alger Green Fund
NET ASSETS BY CLASS
Class A	$280,139,409	$27,335,306
Class C	$4,685,349	$1,040,939
Class I	$63,719,338	$6,612,112
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	30,177,815	5,215,239
Class C	507,821	200,341
Class I	6,835,970	1,263,055

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$9.28	$5.24

Class A — Offering Price Per Share (includes 5.25% sales charge)	$9.80	$5.53
Class C — Net Asset Value Per Share	$9.23	$5.20
Class I — Net Asset Value Per Share	$9.32	$5.24

See Notes to Financial Statements.

		Alger
		International
	Alger Analyst	Opportunities
	Fund	Fund
NET ASSETS BY CLASS
Class A	$1,721,692	$1,882,994
Class C	$126,023	$103,742
Class I	$155,325	$499,640
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	214,696	244,033
Class C	15,849	13,618
Class I	19,390	64,955

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$8.02	$7.72

Class A — Offering Price Per Share (includes 5.25% sales charge)	$8.46	$8.14
Class C — Net Asset Value Per Share	$7.95	$7.62
Class I — Net Asset Value Per Share	$8.01	$7.69

THE ALGER FUNDS II

Statements of Operations

For the year ended October 31, 2009

	Alger Spectra
	Fund	Alger Green Fund
INCOME
Dividends (net of foreign withholding taxes*)	$3,126,686	$272,039
Interest	26,319	7,361
Other	2,668	20
Total Income	3,155,673	279,420
EXPENSES
Advisory fees—Note 3(a)	1,819,891	175,390
Distribution fees—Note3(f):
Class A	476,179	54,221
Class C	8,929	3,069
Class I	27,114	6,769
Administrative fees—Note 3(a)	55,608	6,793
Dividends on securities sold short	241,841	—
Custodian fees	152,025	18,904
Interest expenses	350,305	—
Transfer agent fees and expenses—Note 3(b)	317,116	57,295
Printing fees	52,750	11,120
Professional fees	140,112	40,160
Registration fees	128,960	62,142
Trustee fees—Note 3(e)	13,001	13,001
Miscellaneous	28,325	8,861
Total Expenses	3,812,156	457,725
Less, expense reimbursements Note 3(a)	(5,319)	(146,621)
Net Expenses	3,806,837	311,104
NET INVESTMENT INCOME (LOSS)	(651,164)	(31,684)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and options	5,324,117	(4,972,892)
Net realized gain (loss) on foreign currency transactions	4,684	(457)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	49,721,977	9,225,788
Net realized and unrealized gain on investments, options and foreign currency	55,050,778	4,252,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,399,614	$4,220,755

*Foreign withholding taxes	$62,163	$(512)

See Notes to Financial Statements.

		Alger
		International
	Alger Analyst	Opportunities
	Fund	Fund
INCOME	$10,652	$44,305
Dividends (net of foreign withholding taxes*)	137	65
Interest	39	(884)
Other	10,828	43,486
Total Income
EXPENSES	13,863	21,041
Advisory fees—Note 3(a)
Distribution fees—Note3(f):	3,605	4,655
Class A	965	833
Class C	231	397
Class I	449	579
Administrative fees—Note 3(a)	—	—
Dividends on securities sold short	14,866	67,643
Custodian fees	—	19
Interest expenses	1,048	3,103
Transfer agent fees and expenses—Note 3(b)	1,183	1,857
Printing fees	25,097	26,404
Professional fees	49,996	49,684
Registration fees	13,001	13,001
Trustee fees—Note 3(e)	968	1,239
Miscellaneous	125,272	190,455
Total Expenses	(104,997)	(155,462)
Less, expense reimbursements Note 3(a)	20,275	34,993
Net Expenses	(9,447)	8,493
NET INVESTMENT INCOME (LOSS)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY	(395,079)	(739,548)
Net realized gain (loss) on investments and options	(300)	671
Net realized gain (loss) on foreign currency transactions
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	750,734	1,189,972
Net realized and unrealized gain on investments, options and foreign currency	355,355	451,095

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$345,908	$459,588

*Foreign withholding taxes	$115	$3,884

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Net investment income (loss)	$(651,164)	$(1,758,898)
Net realized gain (loss) on investments, options and foreign currency	5,328,801	(41,239,314)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	49,721,977	(88,559,592)
Net increase (decrease) in net assets resulting from operations	54,399,614	(131,557,804)
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class C	—	—
Class I	—	—
Net realized gains
Class A	—	—
Return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	56,635,704	(28,163,994)
Class C	4,460,220	109,840
Class I	62,730,510	100,000
Net increase (decrease) from shares of beneficial interest transactions—Note 6	123,826,434	(27,954,154)
Total increase (decrease)	178,226,048	(159,511,958)
Net Assets:
Beginning of period	170,318,048	329,830,006
END OF PERIOD	$348,544,096	$170,318,048
Undistributed net investment income (accumulated loss)	$90,081	$—

See Notes to Financial Statements.

	Alger Green Fund		Alger Analyst Fund		Alger International Opportunities Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Net investment income (loss)	$(31,684)	$(53,054)	$(9,447)	$(13,596)	$8,493	$11,556
Net realized gain (loss) on investments, options and foreign currency	(4,973,349)	(3,755,271)	(395,379)	(232,918)	(738,877)	(125,483)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	9,225,788	(10,063,441)	750,734	(911,280)	1,189,972	(2,080,077)
Net increase (decrease) in net assets resulting from operations	4,220,755	(13,871,766)	345,908	(1,157,794)	459,588	(2,194,004)
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	(10,661)	(7,082)
Class C	—	—	—	—	(477)	—
Class I	—	—	—	—	(495)	—
Net realized gains
Class A	—	(389,174)	—	(113,818)	—	(27,987)
Return of capital
Class A	—	—	—	—	(16,071)	—
Class C	—	—	—	—	(719)	—
Class I	—	—	—	—	(745)	—
Total dividends and distributions to shareholders	—	(389,174)	—	(113,818)	(29,168)	(35,069)
Increase (decrease) from shares of beneficial interest transactions:
Class A	1,599,587	22,783,781	55,079	(89,672)	(391,239)	442,089
Class C	889,187	110,000	28,608	100,000	14,668	100,000
Class I	5,802,181	100,000	59,882	100,000	386,609	100,000
Net increase (decrease) from shares of beneficial interest transactions—Note 6	8,290,955	22,993,781	143,569	110,328	10,038	642,089
Total increase (decrease)	12,511,710	8,732,841	489,477	(1,161,284)	440,458	(1,586,984)
Net Assets:
Beginning of period	22,476,647	13,743,806	1,513,563	2,674,847	2,045,918	3,632,902
END OF PERIOD	$34,988,357	$22,476,647	$2,003,040	$1,513,563	$2,486,376	$2,045,918
Undistributed net investment income (accumulated loss)	$(96)	$—	$(105)	$—	$16,678	$28,476

THE ALGER FUNDS II

Statement of Cash Flows

For the year ended October 31, 2009

Alger Spectra Fund
INCREASE (DECREASE) IN CASH

Cash flows from operating activities:
Net Increase in net assets resulting from operations	$54,399,614

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(847,040,055)
Proceeds from disposition of investment securities	756,135,467
Sale of short-term investments securities, net	1,476,903
Increase in securities sold short	13,778,932
Decrease in interest and dividends receivable	44,570
Decrease in prepaid expenses	38,339
Increase in receivable from Investment Advisor	(3,099)
Increase in accrued expenses	124,613
Unrealized appreciation on investments and currencies	(49,721,977)
Realized loss on investments and currencies	(3,259,266)
Net use of cash in operating activities	(74,025,959)

Cash flows from financing activities:
Proceeds from shares sold	100,560,006
Payments on shares redeemed	(36,668,348)
Cash from borrowing **	495,632,994
Borrowing repayment	(495,632,994)
Net use of cash in financing activities	63,891,658

Net decrease in cash	(10,134,301)

Unrestricted Cash:
Beginning balance*	12,539,493
Ending balance*	$2,405,192

*  Excludes cash of $650,000 held as collateral for short sales.

**  Cash paid for interest on borrowing was $350,305.

Noncash financing activities not included herein consist of subscriptions-in-kind of $57,789,822.

See Notes to Financial Statements.

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THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Year ended		Year ended	Year ended	Year ended	Year ended
	10/31/2009		10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$7.07		$12.00	$8.49	$6.94	$5.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)		(0.07)	(0.08)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.23		(4.86)	3.59	1.65	1.15
Total from investment operations	2.21		(4.93)	3.51	1.55	1.10
Net asset value, end of period	$9.28		$7.07	$12.00	$8.49	$6.94
Total return(ii)	31.4%		(41.1)%	41.3%	22.3%	18.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$280,139		$170,147	$329,830	$191,387	$187,542
Ratio of gross expenses to average net assets	1.90	%(iii)	2.01%	2.07%	2.01%	2.07%
Ratio of expense reimbursements to average net assets	0.00%		(0.48)%	(0.48)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.90%		1.53%	1.59%	2.01%	2.07%
Ratio of net investment income (loss) to average net assets	(0.29)%		(0.65)%	(0.79)%	(1.20)%	(0.81)%
Portfolio turnover rate	362.48%		313.46%	282.13%	232.20%	247.72%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

Alger Spectra Fund

	Class C			Class I
			From			From
			9/24/2008			9/24/2008
			(commencement			(commencement
			of			of
	Year ended		operations) to	Year ended		operations) to
	10/31/2009		10/31/2008(i)	10/31/2009		10/31/2008(i)
Net asset value, beginning of period	$7.07		$8.78	$7.08		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)		(0.01)	(0.07)		—
Net realized and unrealized gain (loss) on investments	2.28		(1.70)	2.31		(1.70)
Total from investment operations	2.16		(1.71)	2.24		(1.70)
Net asset value, end of period	$9.23		$7.07	$9.32		$7.08
Total return(iii)	30.6%		(19.5)%	31.8%		(19.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,685		$90	$63,719		$81
Ratio of gross expenses to average net assets	2.48	%(iv)	2.27%	1.50	%(v)	1.53%
Ratio of expense reimbursements to average net assets	0.00%		(0.02)%	(0.05)%		(0.28)%
Ratio of net expenses to average net assets	2.48%		2.25%	1.45%		1.25%
Ratio of net investment income (loss) to average net assets	(1.35)%		(0.92)%	(0.77)%		0.09%
Portfolio turnover rate	362.48%		313.46%	362.48%		313.46%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

(v) Includes 0.20% related to dividend expense of short positions and interest expense for the period ended 10/31/2009.

Alger Green Fund(i)

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$4.52	$7.90	$6.61	$6.17	$5.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	0.00	(0.01)	(0.03)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.72	(3.19)	2.09	1.13	1.05
Total from investment operations	0.72	(3.20)	2.06	1.10	1.04
Distributions from net realized gains	—	(0.18)	(0.77)	(0.66)	(0.24)
Net asset value, end of period	$5.24	$4.52	$7.90	$6.61	$6.17
Total return(iii)	15.9%	(41.4)%	34.4%	19.1%	19.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$27,335	$22,307	$13,744	$2,446	$1,505
Ratio of gross expenses to average net assets	1.87%	1.49%	2.15%	7.04%	2.00%
Ratio of expense reimbursements to average net assets	(0.62)%	(0.24)%	(0.90)%	(5.79)%	(0.75)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.21)%	(0.42)%	(0.53)%	(0.25)%
Portfolio turnover rate	79.75%	106.34%	131.66%	209.65%	152.60%

(i) Commenced operations January 12, 2007. Total increase in net assets from November 1, 2006 to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund. See Note 1 in the Notes to Financial Statements.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Green Fund(i)

	Class C		Class I
		From		From
		9/24/2008		9/24/2008
		(commence-		(commence-
		ment of		ment of
	Year ended	operations) to	Year ended	operations) to
	10/31/2009	10/31/2008(ii)	10/31/2009	10/31/2008(ii)
Net asset value, beginning of period	$4.51	$5.65	$4.52	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	—	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.74	(1.14)	0.73	(1.13)
Total from investment operations	0.69	(1.14)	0.72	(1.13)
Net asset value, end of period	$5.20	$4.51	$5.24	$4.52
Total return(iv)	15.3%	(20.2)%	15.9%	(20.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,041	$90	$6,612	$80
Ratio of gross expenses to average net assets	2.49%	2.17%	1.63%	1.42%
Ratio of expense reimbursements to average net assets	(0.49)%	(0.17)%	(0.38)%	(0.17)%
Ratio of net expenses to average net assets	2.00%	2.00%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(1.05)%	(1.01)%	(0.28)%	(0.26)%
Portfolio turnover rate	79.75%	106.34%	79.75%	106.34%

(i) Commenced operations January 12, 2007. Total increase in net assets from November 1, 2006 to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund. See Note 1 in the Notes to Financial Statements.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

Alger Analyst Fund

	Class A			Class C
			From		From
			3/30/2007		9/24/2008
			(commencement		(commencement
			of		of
	Year ended	Year ended	operations) to	Year ended	operations) to
	10/31/2009	10/31/2008	10/31/2007(i)	10/31/2009	10/31/2008(i)
Net asset value, beginning of period	$6.57	$12.07	$10.00	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.06)	(0.04)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	1.49	(4.93)	2.11	1.48	(1.98)
Total from investment operations	1.45	(4.99)	2.07	1.39	(1.99)
Distributions from net realized gains	—	(0.51)	—	—	—
Net asset value, end of period	$8.02	$6.57	$12.07	$7.95	$6.56
Total return(iii)	22.1%	(43.0)%	20.7%	21.2%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,722	$1,360	$2,675	$126	$77
Ratio of gross expenses to average net assets	7.62%	3.04%	2.50%	8.49%	6.60%
Ratio of expense reimbursements to average net assets	(6.42)%	(1.84)%	(1.30)%	(6.54)%	(4.65)%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	(0.53)%	(0.60)%	(0.66)%	(1.29)%	(1.31)%
Portfolio turnover rate	144.99%	124.91%	67.44%	144.99%	124.91%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Analyst Fund

	Class I
		From
		9/24/2008
		(commencement
		of
	Year ended	operations) to
	10/31/2009	10/31/2008(i)
Net asset value, beginning of period	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	—
Net realized and unrealized gain (loss) on investments	1.49	(1.99)
Total from investment operations	1.45	(1.99)
Net asset value, end of period	$8.01	$6.56
Total return(iii)	22.1%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$155	$77
Ratio of gross expenses to average net assets	7.75%	5.85%
Ratio of expense reimbursements to average net assets	(6.55)%	(4.65)%
Ratio of net expenses to average net assets	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.56)%
Portfolio turnover rate	144.99%	124.91%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

Alger International Opportunities Fund

	Class A			Class C
			From		From
			2/28/2007		9/24/2008
			(commencement		(commencement
			of		of
	Year ended	Year ended	operations) to	Year ended	operations) to
	10/31/2009	10/31/2008	10/31/2007(i)	10/31/2009	10/31/2008(i)
Net asset value, beginning of period	$6.39	$13.56	$10.00	$6.37	$8.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.03	0.04	0.05	(0.02)	—
Net realized and unrealized gain (loss) on investments	1.39	(7.09)	3.51	1.37	(2.50)
Total from investment operations	1.42	(7.05)	3.56	1.35	(2.50)
Dividends from net investment income	(0.04)	(0.02)	—	(0.04)	—
Distributions from net realized gains	—	(0.10)	—	—	—
Return of capital	(0.05)	—	—	(0.06)	—
Net asset value, end of period	$7.72	$6.39	$13.56	$7.62	$6.37
Total return(iii)	22.5%	(52.4)%	35.6%	21.6%	(28.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,883	$1,902	$3,633	$104	$72
Ratio of gross expenses to average net assets	9.14%	4.67%	4.12%	9.79%	6.66%
Ratio of expense reimbursements to average net assets	(7.49)%	(3.02)%	(2.47)%	(7.39)%	(4.26)%
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	2.40%	2.40%
Ratio of net investment income (loss) to average net assets	0.44%	0.35%	0.64%	(0.36)%	(0.65)%
Portfolio turnover rate	63.24%	72.00%	40.19%	63.24%	72.00%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger International Opportunities Fund

	Class I
		From
		9/24/2008
		(commencement
		of
	Year ended	operations) to
	10/31/2009	10/31/2008(i)
Net asset value, beginning of period	$6.37	$8.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.03	—
Net realized and unrealized gain (loss) on investments	1.40	(2.50)
Total from investment operations	1.43	(2.50)
Dividends from net investment income	(0.04)	—
Return of capital	(0.07)	—
Net asset value, end of period	$7.69	$6.37
Total return(iii)	22.9%	(28.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$500	$72
Ratio of gross expenses to average net assets	7.61%	5.91%
Ratio of expense reimbursements to average net assets	(6.21)%	(4.51)%
Ratio of net expenses to average net assets	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	0.37%	(0.35)%
Portfolio turnover rate	63.24%	72.00%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Summary of Significant Accounting Policies:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in four funds — Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund and Alger International Opportunities Fund (collectively, the “Funds” or individually, each a “Fund”) (formerly the Spectra Fund, Spectra Green Fund, Spectra Alchemy Fund and Spectra International Opportunities Fund, respectively). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

The Alger Green Fund commenced operations on January 12, 2007 after the reorganization of the Class I and R Shares of the Alger Green Institutional Fund into the Class N Shares of the Alger Green Fund. Information of the Alger Green Fund prior to January 12, 2007 is that of the Alger Green Institutional Fund.

Each Fund’s Class N shares were re-designated as Class A shares on September 24, 2008. Each Fund began offering Class A, Class C, and Class I shares effective September 24, 2008. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except each share class bears the cost for its plan of distribution and transfer agency services.

NOTE 2 — Summary of Significant Accounting Policies:

(a) Investment Valuation: Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time). Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Securities with remaining maturities of more than sixty days at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity and type, as well as prices quoted by dealers who make markets in such securities.

Short-term securities held by the Funds having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value. Inputs for Level 1 include exchange listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the year ended October 31, 2009, there were no written options.

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Funds’ Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. There were no option transactions during the year ended October 31, 2009.

(e) Lending of Portfolio Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined. The Funds earn fees on the securities loaned.

In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Fund on the next business day. There were no securities on loan during the year ending October 31, 2009.

(f) Short Sales: Securities sold short represent obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

the technical merits of the position. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2006-2009 in these jurisdictions, the Funds have determined that ASC 740 did not have a material impact on the Funds’ financial statements for the year ended October 31, 2009.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory	Administration
	Fee	Fee
Alger Spectra Fund	0.90%	.0275%
Alger Green Fund	0.71	.0275
Alger Analyst Fund	0.85	.0275
Alger International Opportunities Fund	1.00	.0275

Alger Management has established an expense cap for each of the Funds effective through February 28, 2010, whereby it reimburses the Funds if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

				Fees Waived /
				Reimbursed for the
	Class			Year Ended
	A	C	I	October 31, 2009
Alger Spectra Fund	N/A	2.25%	1.25%	$5,319
Alger Green Fund	1.25%	2.00	1.25	146,621
Alger Analyst Fund	1.20	1.95	1.20	104,997
Alger International Opportunities Fund	1.65	2.40	1.40	155,462

(b) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of the transfer agent and related

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

services. During the year ended October 31, 2009, the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, and the Alger International Opportunities Fund incurred fees of $50,306, $8,232, $77, and $337, respectively, for these services provided by Alger Management which are included in the transfer agent fees and expenses in the Statement of Operations.

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2009, the initial sales charges and contingent deferred sales charges retained by the Distributor were approximately $8,634 and $227, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.

(d) Brokerage Commissions: During the year ended October 31, 2009, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, and Alger International Opportunities Fund paid Fred Alger & Company, Incorporated (“Alger Inc.”), an affiliate of Alger Management, $1,386,968, $31,564, $1,580, and $7, respectively, in connection with securities transactions.

(e) Trustees’ Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 from each Fund for each audit committee meeting attended, to a maximum of $200 per annum.

(f) Distribution/Shareholder Servicing Fees: The Funds have adopted a distribution plan pursuant to which each share class of each Fund pays Alger Inc. a fee at the annual rate listed below of the respective average daily net assets of each share class of the designated Funds to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

Fee
Share Class	Rate
A	0.25%
C	1.00
I	0.25

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other Funds, and each Fund may borrow in an amount up to 10% of its net assets from other Funds. If a Fund has borrowed from other Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other Funds. The interest

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding during the year ended October 31, 2009.

(h) Other Transactions with Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management, Alger Inc. and Alger Services. At October 31, 2009, Alger Management and its affiliates owned the following shares:

	Share Class
	A	C	I
Alger Spectra Fund	1,197,006	11,390	11,390
Alger Green Fund	438,941	17,699	17,699
Alger Analyst Fund	200,290	11,696	11,696
Alger International Opportunities Fund	182,126	11,461	11,480

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the year ended October 31, 2009:

	PURCHASES	SALES
Alger Spectra Fund	$902,604,664	$752,571,718
Alger Green Fund	26,106,800	18,306,433
Alger Analyst Fund	2,130,330	1,991,796
Alger International Opportunities Fund	1,234,107	1,267,413

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the year ended October 31, 2009, the Funds had the following borrowings:

	AVERAGE	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$4,210,131	2.55%
Alger International Opportunities Fund	843	2.27

The highest amount borrowed during the year ended October 31, 2009, for each Fund was as follows:

Highest Borrowing
Alger Spectra Fund	$23,840,423
Alger International Opportunities Fund	303,234

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2009		OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	11,051,128	$93,100,552	7,743,896	$83,315,712
Shares redeemed	(4,938,361)	(36,464,848)	(11,169,039)	(111,479,706)
Net increase (decrease)	6,112,767	$56,635,704	(3,425,143)	$(28,163,994)
Class C:*
Shares sold	500,468	$4,508,798	12,768	$109,840
Shares redeemed	(5,414)	(48,578)	—	—
Net increase	495,054	$4,460,220	12,768	$109,840
Class I:*
Shares sold	6,852,971	$62,988,664	11,390	$100,000
Shares redeemed	(28,390)	(258,154)	—	—
Net increase	6,824,581	$62,730,510	11,390	$100,000

Alger Green Fund
Class A:
Shares sold	2,483,463	$11,221,664	4,475,056	$30,118,066
Dividends reinvested	—	—	47,758	357,227
Shares redeemed	(2,205,457)	(9,622,077)	(1,325,378)	(7,691,512)
Net increase	278,006	$1,599,587	3,197,436	$22,783,781
Class C:*
Shares sold	184,581	$908,705	19,872	$110,000
Shares redeemed	(4,112)	(19,518)	—	—
Net increase	180,469	$889,187	19,872	$110,000
Class I:*
Shares sold	1,394,748	$6,506,264	17,699	$100,000
Shares redeemed	(149,392)	(704,083)	—	—
Net increase	1,245,356	$5,802,181	17,699	$100,000

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2009		OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Analyst Fund
Class A:
Shares sold	17,078	$127,140	4,431	$43,969
Dividends reinvested	—	—	10,190	111,272
Shares redeemed	(9,494)	(72,061)	(29,070)	(244,913)
Net increase (decrease)	7,584	$55,079	(14,449)	$(89,672)
Class C:*
Shares sold	6,363	$43,618	11,696	$100,000
Shares redeemed	(2,210)	(15,010)	—	—
Net increase	4,153	$28,608	11,696	$100,000
Class I:*
Shares sold	7,694	$59,883	11,696	$100,000
Shares redeemed	0	(1)	—	—
Net increase	7,694	$59,882	11,696	$100,000
Alger International Opportunities Fund
Class A:
Shares sold	40,338	$254,379	168,676	$1,857,745
Dividends reinvested	3,666	22,215	2,612	31,947
Shares redeemed	(97,703)	(667,833)	(141,396)	(1,447,603)
Net increase (decrease)	(53,699)	$(391,239)	29,892	$442,089
Class C:*
Shares sold	2,805	$18,598	11,274	$100,000
Dividends reinvested	199	1,196	—	—
Shares redeemed	(660)	(5,126)	—	—
Net increase	2,344	$14,668	11,274	$100,000
Class I:*
Shares sold	65,340	$478,328	11,274	$100,000
Dividends reinvested	206	1,240	—	—
Shares redeemed	(11,865)	(92,959)	—	—
Net increase	53,681	$386,609	11,274	$100,000

*      Initially offered September 24, 2008.

During the year ended October 31, 2009, shares sold for the Alger Spectra Fund include a subscription-in-kind of 54,355 Class I shares valued at $57,789,822.

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Alger Spectra Fund	$1,204	$12,015
Alger Green Fund	1,250	8,949
Alger Analyst Fund	—	—
Alger International Opportunities Fund	—	10,209

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2009 and the year ended October 31, 2008 was as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Alger Spectra Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Green Fund
Distributions paid from:
Ordinary Income	—	$221,757
Long-term capital gain	—	167,417
Return of capital	—	—
Total distributions paid	—	$389,174

Alger Analyst Fund
Distributions paid from:
Ordinary Income	—	113,818
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	$113,818

Alger International Opportunities Fund
Distributions paid from:
Ordinary Income	$11,633	35,069
Long-term capital gain	—	—
Return of capital	17,535	—
Total distributions paid	$29,168	$35,069

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(7,167,472)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Green Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$1,091,059

Alger Analyst Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$153,615

Alger International Opportunities Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(132,862)

The difference between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2009, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

	EXPIRATION DATES
	2010	2016	2017	TOTAL
Alger Spectra Fund	$107,067,302	$31,478,777	$1,215,200	$139,761,279
Alger Green Fund	$—	$3,405,353	$5,042,397	$8,447,750
Alger Analyst Fund	$—	$226,801	$391,053	$617,854
Alger International Opportunities Fund	$—	$13,573	$802,324	$815,897

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments. The following is a summary of the inputs used as of October 31, 2009 in valuing the Funds’ investments and securities sold short carried at fair value:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Alger Spectra Fund
COMMON STOCKS
Consumer Discretionary	$38,750,085	$38,750,085	—	—
Consumer Staples	24,155,608	24,155,608	—	—
Energy	35,938,433	35,938,433	—	—
Financials	36,376,093	36,376,093	—	—
Health Care	63,156,780	63,156,780	—	—
Industrials	23,590,351	23,590,351	—	—
Information Technology	121,907,468	121,907,468	—	—
Materials	16,674,576	16,674,576	—	—
Telecommunication Services	592,698	592,698	—	—
TOTAL COMMON STOCKS	361,142,092	361,142,092	—	—

SHORT-TERM INVESTMENTS
TIME DEPOSITS	3,749,903	3,749,903	—	—
TOTAL INVESTMENTS IN SECURITIES	$364,891,995	$364,891,995	—	—

SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	1,414,869	1,414,869	—	—
Financials	5,863,114	5,863,114	—	—
Health Care	6,545,843	6,545,843	—	—
Industrials	5,846,121	5,846,121	—	—
Information Technology	5,081,417	5,081,417	—	—
Telecommunication Services	1,639,407	1,639,407	—	—
TOTAL SECURITIES SOLD SHORT	$26,390,771	$26,390,771	—	—

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Alger Green Fund
COMMON STOCKS
Consumer Discretionary	6,108,492	6,108,492	—	—
Consumer Staples	2,445,100	2,445,100	—	—
Energy	831,706	831,706	—	—
Financials	1,875,025	1,875,025	—	—
Health Care	3,223,300	3,223,300	—	—
Industrials	6,708,894	6,348,156	360,738	—
Information Technology	9,182,382	9,182,382	—	—
Materials	1,191,073	1,191,073	—	—
Utilities	569,707	569,707	—	—
TOTAL COMMON STOCKS	32,135,679	31,774,941	360,738	—

CONVERTIBLE CORPORATE BONDS
Corporate Bond - Domestic	123,750	—	123,750	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	2,238,037	2,238,037	—	—
TOTAL INVESTMENTS IN SECURITIES	$34,497,466	$34,012,978	$484,488	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Alger Analyst Fund
COMMON STOCKS
Consumer Discretionary	$308,930	$308,930	—	—
Consumer Staples	113,978	113,978	—	—
Energy	74,280	74,280	—	—
Financials	98,107	98,107	—	—
Health Care	491,642	455,547	36,095	—
Industrials	113,071	113,071	—	—
Information Technology	490,162	490,162	—	—
Materials	48,640	48,640	—	—
Telecommunication Services	27,105	27,105	—	—
TOTAL COMMON STOCKS	1,765,915	1,729,820	36,095	—

SHORT-TERM INVESTMENTS
TIME DEPOSITS	227,664	227,664	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,993,579	$1,957,484	$36,095	—

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Alger International Opportunities Fund
COMMON STOCKS
Consumer Discretionary	213,822	20,100	193,722	—
Consumer Staples	135,839	30,239	105,600	—
Energy	247,191	72,010	175,181	—
Financials	256,481	80,357	176,124	—
Health Care	410,528	52,772	357,756	—
Industrials	268,440	32,196	236,244	—
Information Technology	454,978	309,600	145,378	—
Materials	199,410	68,076	131,334	—
Telecommunication Services	86,884	—	86,884	—
Utilities	50,301	—	50,301	—
TOTAL COMMON STOCKS	2,323,874	665,350	1,658,524	—

CONVERTIBLE PREFERRED STOCK
Materials	15,786	15,786	—	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	115,870	115,870	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,455,530	$797,006	$1,658,524

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of ASC 815 is required for fiscal years and interim periods beginning after November 15, 2008. The Trust early adopted the provisions of ASC 815 on November 1, 2008.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Funds purchase put options or writes covered call options for speculative purposes or to economically hedge against adverse movements in the value of portfolio holdings. The Funds will segregate assets to cover its obligations under option contracts.

NOTE 10 — Litigation:

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading.” On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General (“NYAG”). On January 18, 2007, the Securities and Exchange Commission (the “SEC”) approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims were dismissed by the court, the class and derivative suits were settled in principle, but such settlement remains subject to court approval.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Subsequent Event:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2009 through December 23, 2009, the date that these financial statements were issued.  No such events have been identified which require recognition and disclosure as of October 31, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds II comprising the Alger Green Fund, Alger Analyst Fund, and Alger International Opportunities Fund as of October 31, 2009, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Alger Spectra Fund (one of the portfolios of The Alger Funds II) as of October 31, 2009, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended. The Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, and Alger International Opportunities Fund collectively are referred to as the “Funds”.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ statements of changes in net assets for the period ended October 31, 2008, and the financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose reports dated December 16, 2008, expressed unqualified opinions on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alger Green Fund, Alger Analyst Fund and Alger International Opportunities Fund as of October 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.  Additionally, in our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of the Alger Spectra Fund as of October 31, 2009, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2009

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2009 and ending October 31, 2009.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Ratio of
					Expenses to
					Average
				Expenses	Net Assets
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2009	October 31, 2009	2009(a)	2009(b)
Alger Spectra Fund

Class A	Actual	$1,000.00	$1,290.30	$10.97	1.90%
	Hypothetical(c)	1,000.00	1,015.63	9.65	1.90

Class C	Actual	1,000.00	1,283.70	14.28	2.48
	Hypothetical(c)	1,000.00	1,012.70	12.58	2.48

Class I	Actual	1,000.00	1,289.10	8.37	1.45
	Hypothetical(c)	1,000.00	1,017.90	7.38	1.45

Alger Green Fund

Class A	Actual	$1,000.00	$1,213.00	$6.97	1.25%
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25

Class C	Actual	1,000.00	1,209.30	11.14	2.00
	Hypothetical(c)	1,000.00	1,015.12	10.16	2.00

Class I	Actual	1,000.00	1,213.00	6.97	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25

Alger Analyst Fund

Class A	Actual	$1,000.00	$1,188.10	$6.62	1.20%
	Hypothetical(c)	1,000.00	1,019.16	6.11	1.20

Class C	Actual	1,000.00	1,183.00	10.73	1.95
	Hypothetical(c)	1,000.00	1,015.38	9.91	1.95

Class I	Actual	1,000.00	1,186.70	6.61	1.20
	Hypothetical(c)	1,000.00	1,019.16	6.11	1.20

Alger International Opportunities Fund

Class A	Actual	$1,000.00	$1,188.10	$9.10	1.65%
	Hypothetical(c)	1,000.00	1,016.89	8.39	1.65

Class C	Actual	1,000.00	1,235.00	13.52	2.40
	Hypothetical(c)	1,000.00	1,013.11	12.18	2.40

Class I	Actual	1,000.00	1,240.30	7.91	1.40
	Hypothetical(c)	1,000.00	1,018.15	7.12	1.40

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2009, 0% of the Alger International Opportunities Fund’s ordinary dividend qualified for the dividends received deduction for corporations.  For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Alger International Opportunities Fund	$29,168

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2010. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, Alger Institutional Funds, and Alger China-U.S. Growth, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

			Number of
			Funds in
			the Alger
			Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (48)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (56)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (64)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert Jr. (75)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (77)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1993	27

David Rosenberg (47)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (72)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1993	27

			Number of
			Funds in
			the Alger
			Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
OFFICERS

Dan C. Chung (47) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Michael D. Martins (44) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Hal Liebes (45) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources. Formerly Chief Compliance Officer 2004- 2005, AMVESCAP PLC.	2005	N/A

Lisa A. Moss (44) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A

Anthony S. Caputo (54) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (48) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (56) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 22, 2009, the Trustees of The Alger Funds II (the “Trust”), including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Trust and Alger Management (the “Agreement”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by Callan Associates Inc. (“Callan”), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials. At the outset of the presentation the Trustees were informed that from time to time Callan may recommend Alger Management to certain of Callan’s consulting or other clients as an investment adviser and that this fact might be deemed to give rise to a potential conflict of interest for Callan in its services to the Trust.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by Callan, the characteristics of each Fund had been typical of a fund that holds itself out to investors as growth-

oriented. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 8/31/09), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns) and compared them with benchmark and peer-group data for the same periods. They noted that, for the reported periods predating 2009, one of the Funds, Spectra Fund, outperformed its benchmark and placed above the median for its peer group in almost all such periods (usually by a wide margin), while others’ performance by these measures was mixed, but that for the year to date each of the Funds outperformed its benchmark and all but one, International Opportunities Fund, placed above the median in its peer group.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2009. In addition, the Trustees reviewed each Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fee and expense ratio for Spectra Fund were significantly higher than most of the fees and expense ratios in the Callan reference group. The expense ratios for most classes of the other Funds and their fees were also above the respective medians. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.  After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of the Funds at some point as each grows in size, but that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund for the six months through June 30, 2009 and the twelve months through December 31, 2008, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well.  The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Trust’s Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations, as to each Fund:

•                  The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

•                  The Board was satisfied with the performance of the Funds.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the applicable Fund.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

Change in Independent Registered Public Accounting Firm

On May 12, 2009, Deloitte & Touche LLP was selected as each Fund’s independent registered public accounting firm for the 2009 fiscal year. A majority of each Fund’s Board of Trustees, including a majority of the Independent Trustees, approved the appointment of Deloitte & Touche LLP. The predecessor independent registered public accounting firm’s report on the Fund’s financial statements for the year ended October 31, 2008 and the year ended October 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 12, 2009, there were no disagreements between the Funds and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

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THE ALGER FUNDS II

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

SAS 103109

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2009	$106,500
October 31, 2008	$131,250

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2009	$18,250
October 31, 2008	$17,700

d) All Other Fees:

October 31, 2009	$6,000
October 31, 2008	$16,100

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2009	$145,700
October 31, 2008	$282,950 and 15,068 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 22, 2009

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 22, 2009